Exhibit 10.35A

AVALON PHARMACEUTICALS, INC.,

as Borrower

and

MANUFACTURERS AND TRADERS TRUST COMPANY,

as Bank

LETTER OF CREDIT AGREEMENT

$12,000,000 Maryland Industrial Development Financing Authority
Taxable Variable Rate Demand Revenue Bonds
(Avalon Pharmaceuticals, Inc. Facility), Series 2003

Dated as of April 1, 2003

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SECTION	PAGE
Section 14.13. Effective Date	69
Section 14.14. Conflicting Agreements	69
Section 14.15. Specialty	69

Exhibits
Exhibit A	Form of Letter of Credit
Exhibit B	Required Post Closing Documents
Exhibit C	Architect Certificate
Exhibit D	Contractor Certificate

Schedules
Schedule 7.1 (z)	Redemptions
Schedule 8.2(a)	Exceptions to Title
Schedule 11.1 (e)	Borrowings
Schedule A	Annual Reduction of Stated Amount

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LETTER OF CREDIT AGREEMENT

     THIS LETTER OF CREDIT AGREEMENT is dated as of April 1, 2003 and is made by and between AVALON PHARMACEUTICALS, INC., a Delaware corporation qualified to do business in the State of Maryland (the “Borrower”), and Manufacturers and Traders Trust Company, a New York banking corporation (the “Bank”).

RECITALS

     Certain of the terms and words used in these Recitals, and in the following Agreements, are defined in Section 1.1 of this Letter of Credit Agreement.

     Pursuant to, and in accordance with, the Acts, the Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the State of Maryland (the “Issuer”), has determined to issue and sell the Bonds in the aggregate principal amount of $12,000,000 and to lend the proceeds thereof to the Borrower, upon the terms and conditions of the Loan Agreement, for the sole and exclusive purpose of financing the acquisition by the Borrower of the Facility.

     The Bonds are being issued pursuant to the Indenture.

     In order to enhance the marketability of the Bonds, the Borrower has requested the Bank to issue to the Trustee the Bank’s irrevocable transferable letter of credit to provide payment for and secure the payment of the principal of and interest on, and the purchase price of, the Bonds. The Bank, in consideration for, among other things, the execution and delivery by the Borrower of this Letter of Credit Agreement, will issue the Letter of Credit concurrently with the issuance and delivery of the Bonds.

     Pursuant to and in accordance with the MIDFA Act and subject to the terms and conditions of the Insurance Agreement, MIDFA, in its capacity as insurer, is providing financial assistance by insuring, through its Industrial Development Fund, thirty percent (30%) of the outstanding balance of the Letter of Credit subject to a reduction in the amount insured by MIDFA to twenty-five percent (25%) of the outstanding balance of the Letter of Credit if a certain event fails to occur as further described in the Insurance Agreement.

AGREEMENTS

     NOW, THEREFORE, in consideration of the premises, the respective representations, covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

     SECTION 1.1. Definitions. Certain terms used in this Letter of Credit Agreement are defined in this Section or are defined by reference to one of the Bond Documents or one of the other Letter of Credit Documents; and, when and if used herein, such terms shall have the meanings given to them by the language employed in this Section defining such terms or by the language employed in such Bond Document or other Letter of Credit Document defining such terms, unless the context clearly indicates otherwise.

     “Acceleration Drawing” has the meaning given to that term in the Letter of Credit.

     “Act of Bankruptcy” means the filing of a petition in bankruptcy under the Bankruptcy Code, or the commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, by or against the Borrower, as debtor.

     “Acts” has the meaning given to that term in the Indenture.

     “Additions” means any and all alterations, additions, accessions, extensions, betterments and improvements to the Facility (or any portion thereof), substitutions therefor, and renewals and replacements thereof.

     “Adjusted Market Value” has the meaning given to that term in the Collateral/Control Agreement.

     “Adjustment Date” has the meaning given to that term by the Indenture.

     “Administration Expenses” means compensation, indemnities and reimbursement of fees, expenses and advances payable to the Issuer, the Trustee, the Remarketing Agent, the Paying Agent and the Registrar, all as described in Article VII of the Loan Agreement.

     “Affiliates” means any Person directly or indirectly controlling, controlled by or under common control with, another Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

     “Architect Certificate” means the certificate of the Person providing architectural and engineering services pertaining to the construction of the Facility in the form of Exhibit C hereof.

     “Architect’s Contract” means the contract or contracts for architectural and/or engineering services pertaining to the construction of the Facility.

     “Asset Disposition” means the sale, lease or other disposition of any property or asset (including the capital stock of an Affiliate) by a Person; but for purposes hereof shall not include, in any event, (a) the sale of inventory in the ordinary course of business, or (b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of business.

     “Authorized Denomination” has the meaning given to that term by the Indenture.

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     “Authorized Borrower Representative” means the President, Chief Financial Officer and General Counsel of the Borrower, or such other persons at the time designated to act on behalf of the Borrower by written certificate furnished to the Trustee and the Bank containing the specimen signature of such persons and signed on behalf of the Borrower by the President of the Borrower. Such certificate may designate an alternate or alternates.

     “Available Moneys” has the meaning given to that term by the Indenture.

     “Bank” means Manufacturers and Traders Trust Company, a New York banking corporation, its successors and assigns.

     “Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., and all future acts supplemental thereto or amendatory thereof.

     “Bond Counsel” has the meaning given to that term by the Indenture.

     “Bond Documents” means and includes (without limitation) the Bonds, the Indenture, the Loan Agreement, the Placement and Remarketing Agreement and any and all other documents which the Borrower or any other party or parties or their representatives, have executed and delivered, or may hereafter execute and deliver, to evidence or secure the Borrower’s Bond Obligations or any part thereof, or in connection therewith, together with any and all Supplements thereto; provided, however, that the term “Bond Documents” with the exception of the Pledge and Security Agreement and the Pledged Bonds Custody Agreement, does not include the Letter of Credit Documents.

     “Bond Fund” means the Bond Fund created in Section 5.1 of the Indenture.

     “Bond Payment Date” means any Interest Payment Date and any other date on which the principal of, premium (if any) on or interest on the Bonds is to be paid to the Owners thereof (whether at maturity thereof, or by acceleration of maturity or after notice of redemption or prepayment or otherwise).

     “Bond Purchase Drawing” means a Bond Purchase Interest Drawing or a Bond Purchase Principal Drawing.

     “Bond Purchase Interest Drawing” and “Bond Purchase Principal Drawing” each has the meaning given to that term by the Letter of Credit.

     “Bonds” (or singularly, a “Bond”) means the Issuer’s $12,000,000 Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003, issued pursuant to the Indenture.

     “Bonds Tendered or Deemed Tendered for Purchase” has the meaning given to that term in the Indenture.

     “Borrower” means Avalon Pharmaceuticals, Inc., a Delaware corporation qualified to do business in the State of Maryland.

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     “Borrower’s Bond Obligations” has the meaning given to that term in the Indenture.

     “Borrower’s Letter of Credit Obligations” means the obligations of the Borrower under the Letter of Credit Documents to pay all payments required by the Letter of Credit Documents, when and as the same become due and payable, and timely perform, observe and comply with all terms, covenants, conditions, stipulations and agreements, express or implied, which the Borrower is required by the Letter of Credit Documents to observe or perform. The “Borrower’s Letter of Credit Obligations” constitute “Borrower’s Credit Facility Obligations” (as defined in the Indenture).

     “Business Day” or “business day” means a day on which (a) banks located in any of the cities in which the Principal Office of the Trustee, the Bank, the Paying Agent and the Remarketing Agent is located are not required or authorized by law or executive order to close for business, or (b) the New York Stock Exchange is closed.

     “Capital Lease Obligations” means all obligations of a Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property (real, personal or mixed) to the extent such obligations are required to be classified and accounted for as a capital lease on such Person’s balance sheet under GAAP.

     “Change in Control” means the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Borrower taken as a whole to any “person” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), (b) the adoption of a plan relating to the liquidation or dissolution of the Borrower, or (c) any Person or group of Persons (within the meaning of Section 13(d) of the Exchange Act, as amended) shall obtain ownership or control, either directly, indirectly, through voting agreements or otherwise, in one or more series of transactions of more than twenty-five percent (25%) of the voting stock of the Borrower entitled to vote in the election of members of the board of directors of the Borrower.

     “Closing Date” means April 8, 2003, the date of the issuance and initial delivery of fully executed and authenticated Bonds.

     “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute, and any applicable statutory provision. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations in effect or proposed from time to time with respect thereto and applicable to the Bonds or the use of the proceeds thereof.

     “Collateral/Control Agreement” means that certain Collateral Pledge and Security Agreement and Control Agreement, dated as of even date herewith, entered into by and among the Bank, the Borrower and the Securities Intermediary.

     “Completion Certificate” means a Completion Certificate, substantially in the form attached to the Loan Agreement as Exhibit A, signed by an Authorized Borrower Representative, furnished by the Borrower pursuant to Section 3.5(b) of this Letter of Credit Agreement and Section 6.3 of the Loan Agreement.

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     “Completion Date” means March 6, 2003.

     “Condemnation Award” has the meaning given to that term in the Security Agreement.

     “Contractor” means Whiting-Turner Contracting Company, its successors and assigns.

     “Contractor Certificate” means the certificate of the Contractor in the form of Exhibit D hereof.

     “Construction Contract” means the construction contract by and between the Borrower and the Contractor, pertaining to the construction of the Facility.

     “Costs of Issuance” means all fees, costs and expenses incurred in connection with the issuance of the Bonds.

     “Current Assets” means the assets treated as current assets in accordance with GAAP, including but not limited to, cash, deposits, marketable securities and accounts receivable.

     “Current Liabilities” means all liabilities treated as current liabilities in accordance with GAAP including without limitation (a) all obligations payable on demand or within one year after the date on which the determination is made, and (b) final maturities and sinking fund payments required to be made within one year after the date on which the determination is made, but excluding all such liabilities or obligations that are renewable or extendable at the option of the Borrower to a date more than one year from the date of determination.

     “Debt” of any Person means, without duplication:

     (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

     (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person other than letters of credit or banker’s acceptances that support obligations of such Person in respect of accounts payable, trade payments and other short-term trade related obligations;

     (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capitalized lease obligations; and

     (d) all contingent liabilities of such Person recorded in the financial statements (including the notes thereto) of such Person and its consolidated subsidiaries in respect of any of the foregoing.

     For all purposes of this Letter of Credit Agreement, the Debt of any Person shall include the Debt of any partnership or joint venture characterized as a partnership for commercial law purposes in which such Person is a general partner or a joint venture. The amount of Debt of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such contingent liabilities at such date.

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     “Deposits” has the meaning given to that term in Section 10.1(h)(i) of this Letter of Credit Agreement.

     “Direct Costs of Construction” means the direct costs of constructing the Facility as set forth in the Construction Contract and in the trade form cost breakdown furnished by the Borrower and approved by the Bank.

     “Downgrade” means a withdrawal or a downgrading by one or more Rating Agencies of one full grade from the long-term debt ratings of the Bank as of the Closing Date.

     “Encumbrance” means any mortgage, deed of trust, pledge, lien, security interest, encumbrance, easement, servitude, claim or charge of any kind.

     “Environmental Requirement” means any law, regulation, order or other agreement or restriction, whether public or private (including but not limited to any condition or requirement imposed by any insurer or surety company), now existing or hereafter created, issued or enacted and all amendments thereto, modifications thereof and substitutions therefor, which in any way pertains to human health, safety or welfare, Hazardous Materials, Hazardous Materials Contamination or the environment (including but not limited to structures, ground, air, water, natural resources or noise pollution or contamination, and underground or above ground tanks) and shall include without limitation, the Resource Conservation and Recovery Act (the Solid Waste Disposal Act), 42 U.S.C. § 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq. (“CERCLA”), as amended by the Superfund Amendments and Reauthorization Act of 1986 (“SARA”); the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; and the Safe Drinking Water Act, 42 U.S.C. § 300f et seq; and all similar state or local requirements.

     “Equipment Collateral” means any and all “Equipment” as that term is defined in the Security Agreement.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

     “Event of Default” and “Events of Default” shall have the meanings given to such terms in Section 13.1 hereof.

     “Expiration Date” shall have the meaning given to such term in the Letter of Credit.

     “Facility” means the “2003 Facility” as that term is defined in the Indenture.

     “Facility Costs” has the meaning given that term in the Indenture.

     “Facility Fund” means the Facility Fund created in Section 5.1 of the Indenture.

     “Government Acts” shall have the meaning given to such term in Section 12.3 hereof.

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     “Government Obligations” has the meaning given that term in Section 6.1(a) of the Indenture.

     “Governmental Authority” means any government or any state or other political subdivision thereof and any entity exercising any executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

     “Hazardous Materials” means any and all hazardous or toxic substances, wastes or materials which, because of their quantity, concentration, or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard or nuisance to human health, safety or welfare or to the environment when used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled, including without limitation, any substance, waste or material which is or contains asbestos, radon, polychlorinated biphenyls, urea formaldehyde, explosives, radioactive materials or petroleum products and their constituents.

     “Hazardous Materials Contamination” means the contamination of or impact at (whether presently existing or occurring after the Closing Date) the Facility, by Hazardous Materials, or the contamination of the buildings, facilities, soil, water, air, natural resources, or other elements on, in or about or constituting a part of, the Facility or adjacent properties as a result of Hazardous Materials at any time (whether before or after the Closing Date) emanating from the Facility.

     “Indebtedness” with respect to a specified Person as of any date, means all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with GAAP, are required to be classified as liabilities on a balance sheet of such Person as of the date as of which Indebtedness is to be determined (except items of capital stock, capital or paid-in surplus or retained earnings and excluding trade accounts payable and accrued expenses arising in the ordinary course of business and payable in accordance with customary practices for businesses comparable to such Person’s business), but in any event including (without duplication) (a) all obligations of such Person for borrowed money (whether recourse or non-recourse) or with respect to deposits or advances of any kind, including, without limitation, principal, interest, fees and premiums; (b) indebtedness of such Person evidenced by notes, debentures, bonds or similar instruments; (c) all Capital Lease Obligations of such Person; (d) all liabilities of others secured by any Encumbrance (whether existing or contingent) on property owned or acquired by such Person, whether or not the liability secured thereby shall have been assumed; (e) all obligations of such Person issued or assumed as the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations; and (g) all reimbursement obligations, whether contingent or matured, of such Person with respect to letters of credit, bankers acceptances, surety bonds and other financial guarantees (without duplication of other Indebtedness supported or guaranteed thereby).

     “Indenture” means the Trust Indenture of even date herewith between the Issuer and the Trustee, together with any and all Supplements thereto.

     “Independent Accountant” means an Independent Person engaged in the accounting profession, either entitled to practice, or having members or officers entitled to practice, as a certified public accountant under the laws of the State and in fact independent, designated in

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writing by the Borrower and acceptable to the Bank and qualified to pass upon those matters required by the Bond Documents or the Letter of Credit Documents to be passed upon by an Independent Accountant.

     “Independent Architect” means an Independent Person registered and qualified to practice the profession of architecture under the laws of the State and acceptable to the Bank.

     “Independent Counsel” means an Independent Person duly admitted to practice law before the highest court of the State.

     “Independent Engineer” means an Independent Person registered and qualified to practice the profession of engineering under the laws of the State.

     “Independent Person” means a person designated by the Borrower and approved by the Bank, and not an employee of the Borrower.

     “Initial Disbursement” has the meaning given that term in Section 8.4(a) of this Letter of Credit Agreement.

     “Insurance Agreement” means the Insurance Agreement, dated as of even date herewith, by and among the Borrower, MIDFA and the Bank pursuant to which MIDFA, through the Industrial Development Fund, has provided financial assistance in connection with the Facility by insuring the payment of a portion of the Borrower’s Letter of Credit Obligations, together with any and all Supplements thereto.

     “Interest Account” means the Interest Account created within the Bond Fund pursuant to Section 5.1 of the Indenture.

     “Interest Drawing” has the meaning given to that term by the Letter of Credit.

     “Interest Payment Date” has the meaning given to that term by the Indenture.

     “Interest Portion” has the meaning given to that term by the Letter of Credit.

     “Investments” in any Person shall mean any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any guaranty obligation incurred for the benefit of such Person.

     “Issuer” means the Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the State of Maryland, in its role as issuer of the Bonds.

     “Landlord” means Westphalia Center II Limited Partnership, a Maryland limited partnership, and its successors and assigns.

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     “Landlord Consent” means that certain Landlord’s Consent and Waiver, dated as of April 1, 2003, between the Landlord, the Borrower and the Bank.

     “Lease” means that certain Lease, dated as of July 15, 2002, between the Borrower and Landlord for the premises known as Building No. 1, Seneca Meadows Corporate Center, 20358, 20360, 20362, 20382, 20384 and 20386 Seneca Meadows Parkway, Germantown, Maryland 20876.

     “Leased Premises” means a portion of the two (2) story building, containing approximately 55,000 rentable square feet, located at 20358 Seneca Meadows Parkway, Germantown, Maryland 20876, also know as Building No. 1 in Seneca Meadows Corporate Center in the City of Germantown, Montgomery County, Maryland, together with all rights of the Borrower to such building, the land upon which such building is located, and all fixtures, equipment and other improvements in or upon such building and/or land, including sidewalks, areaways, parking areas, loading areas, gardens and lawns arising under the Lease.

     “Letter of Credit” means the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 dated the Closing Date, together with any extension, amendment or renewal thereof or substitution therefor made in accordance with this Letter of Credit Agreement. The “Letter of Credit” is a “Credit Facility” (as defined in the Indenture).

     “Letter of Credit Agreement” means this Letter of Credit Agreement, together with any and all Supplements hereto.

     “Letter of Credit Documents” means the Letter of Credit, this Letter of Credit Agreement, the Collateral/Control Agreement, the Security Agreement, the Landlord’s Consent, the Insurance Agreement, the Swap Agreement, the Pledged Bonds Custody Agreement, the Pledge and Security Agreement and any and all other documents which the Borrower or any other party or parties or their representatives, have executed and delivered, or may hereafter execute and deliver, to evidence or secure the Borrower’s Letter of Credit Obligations, or any part thereof, or in connection therewith, together with any and all Supplements thereto. The “Letter of Credit Documents” constitute “Credit Facility Documents” (as defined in the Indenture).

     “Letter of Credit Fee” shall have the meaning given to that term in Section 4.1(a) of this Letter of Credit Agreement.

     “LIBOR Rate” means the fluctuating annual rate of interest which shall at all times equal the interest rate which the Bank announces and declares from time to time to be its one (1) month London Interbank Offered Rate, adjusted for any Federal Reserve Board requirements imposed on the Bank from time to time. All interest at the LIBOR Rate or computed thereon shall be calculated on the basis of a 360 day-year factor applied to actual days elapsed and shall be adjusted on any date on which a change occurs in the LIBOR Rate.

     “Loan Agreement” has the meaning given to that term by the Indenture.

     “Mail” has the meaning given to that term by the Indenture.

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     “Mandatory Tender Date” and “Mandatory Tender Notice” each has the meaning given to that term by the Indenture.

     “Maximum Rate” has the meaning given to that term by the Indenture.

     “MIDFA” means Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the State of Maryland, in its role as insurer of the Bonds.

     “MIDFA Act” has the meaning given to that term by the Indenture.

     “MIDFA’s Subrogation Rights” means all of MIDFA’s rights of subrogation, as set forth in the Insurance Agreement and any of the other Letter of Credit Documents or the Bond Documents and as may otherwise be available under law.

     “Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized rating agency designated by the Borrower with the approval of the Issuer.

     “Net Proceeds” means, when used with respect to any Condemnation Award or insurance proceeds allocable to the Facility (including, without limitation, title insurance), the gross proceeds from a Condemnation Award or insurance proceeds (including, without limitation, the proceeds of title insurance) so allocable, with respect to which that term is used, remaining after payment of all expenses (including attorneys’ fees and expenses) incurred in the collection of such gross proceeds.

     “Net Proceeds Escrow Fund” means the Net Proceeds Escrow Fund created in Section 5.1 of the Indenture.

     “Other Bank Obligations” means any and all obligations of any nature whatsoever owed by the Borrower to the Bank (other than the Letter of Credit Obligations under this Letter of Credit Agreement) including without limitation any letter of credit issued after the Closing Date by the Bank for the benefit of the Landlord.

     “Optional Tender Date” and “Optional Tender Notice” each has the meaning given to that term by the Indenture.

     “Outstanding”, “outstanding” or “Bonds Outstanding” has the meaning given to that term by the Indenture.

     “Owner” or “Owners” or “Owner of Bonds” or “Owners of Bonds” means the person or persons in whose name any Bond is registered on the books of the Issuer maintained by the Registrar.

     “Paying Agent” means the Trustee, or any successor Paying Agent appointed under the Indenture.

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     “Penalty Rate” means the fluctuating rate per annum which, unless the Bank determines in its sole discretion to set a lower rate, is equal to the Reimbursement Rate plus one and one-half percent (1 1/2%) per annum.

     “Permitted Encumbrances” has the meaning given to that term in the Security Agreement.

     “Permitted Investments” has the meanings given to that term in Section 6.1 of the Indenture and the Collateral/Control Agreement.

     “Person” or “person” means any natural person, firm, association, corporation, company, trust, partnership, public body or other entity.

     “Placement and Remarketing Agreement” means (a) the Placement and Remarketing Agreement of even date herewith by and among the Remarketing Agent, the Issuer and the Borrower, together with any and all Supplements thereto, and (b) any other Remarketing Agreement or similar agreement by and among the Remarketing Agent, the Issuer and the Borrower, pursuant to which the Remarketing Agent agrees to use its best efforts to remarket and sell Bonds Tendered or Deemed Tendered for Purchase, together with any and all Supplements thereto.

     “Plan” means any pension, profit sharing, savings or stock bonus plan established or maintained by the Borrower or any commonly controlled entity of the Borrower that is intended to satisfy the qualification requirements under Code §401 and is subject to the requirements of ERISA, together with any related trusts.

     “Plans and Specifications” means, as applicable, the plans and specifications and any amendments thereto from time to time approved by the Bank with respect to the Facility.

     “Pledge and Security Agreement” means (a) the Pledge and Security Agreement of even date herewith, by and between the Borrower and the Bank, together with any and all Supplements thereto, and (b) any other pledge and security agreement or similar agreement between the Borrower and the Credit Facility Provider pursuant to which Pledged Bonds are pledged as security for the Borrower’s Credit Facility Obligations, together with any and all Supplements thereto.

     “Pledged Bonds” means Bonds that, subsequent to a Bond Purchase Principal Drawing, are delivered to and held by the Pledged Bonds Custodian as security for the Borrower’s Letter of Credit Obligations and registered as directed by the Bank.

     “Pledged Bonds Custodian” means Allfirst Trust Company, National Association, as agent for the Bank under the Pledged Bonds Custody Agreement, or any successor custodian of the Pledged Bonds acting as the Bank’s agent.

     “Pledged Bonds Custody Agreement” means the Pledged Bonds Custody Agreement of even date herewith by and among the Bank, the Borrower and the Pledged Bonds Custodian, together with any and all Supplements thereto.

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     “Prime Rate” means (a) with respect to the interest rate on any moneys owed to the Bank or the Trustee (so long as Allfirst Trust Company, National Association serves as the Trustee) bearing interest at or based on the Prime Rate pursuant to the Letter of Credit Documents or the Bond Documents, the greater of: (i) the floating and fluctuating per annum prime rate of interest of the Bank, established and declared by the Bank from time to time, which rate of interest may or may not constitute the lowest rate of interest charged by the Bank to borrowers, and (ii) the average rate, rounded to the nearest one-tenth of one percent (.1%), for ninety (90) day maturity dealer placed commercial paper for the week most recently reported in the Federal Reserve Statistical Release No. H.15 (519), entitled “Selected Interest Rates” (or any succeeding publication); provided, however, that if such rates shall cease to be published, the Bank may select, in its sole and absolute discretion, a comparable index as a successor source for such rates, (b) with respect to the interest rate on any moneys owed to any person other than the Bank bearing interest at or based on the Prime Rate pursuant to the Letter of Credit Documents or the Bond Documents, the prime rate of interest established and declared by the Bank from time to time, and (c) with respect to the interest rate on any moneys owed to the Trustee (other than Allfirst Trust Company, National Association) bearing interest at or based on the Prime Rate, the rate of interest as established and declared by the Trustee or a commercial lending affiliate of the Trustee as its prime lending rate for loans in the city in which the Principal Office of the Trustee is located, or if no such rate is available, the prime rate of interest as described in clause (b) above. All interest at the Prime Rate or computed thereon shall be calculated on the basis of a 360-day year factor applied to the actual number of days elapsed and shall be adjusted on any date on which a change occurs in the Prime Rate.

     “Principal Account” means the Principal Account created within the Bond Fund pursuant to Section 5.1 of the Indenture.

     “Principal Drawing” has the meaning given to that term by the Letter of Credit.

     “Principal Office” means, with respect to the Trustee, the Registrar, the Paying Agent, the Remarketing Agent or the Bank, the office designated as such, from time to time, by the respective party in writing to the Issuer, the Trustee, the Paying Agent, the Registrar, the Remarketing Agent, and the Bank.

     “Principal Portion” has the meaning given to that term by the Letter of Credit.

     “Properly Margined” has the meaning given to that term by the Collateral/Control Agreement.

     “Purchase Account” means the Purchase Account created within the Bond Fund pursuant to Section 5.1 of the Indenture.

     “Rating Agencies” means Moody’s and S&P.

     “Record Date” has the meaning given to that term by the Indenture.

     “Registrar” or “Bond Registrar” means the Trustee, or any successor Registrar appointed under the Indenture.

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     “Reimbursement Rate” means the fluctuating rate of interest which is at all times equal to the Prime Rate, plus two percent (2%) per annum.

     “Remarketing Agent” means Manufacturers and Traders Trust Company, a New York banking corporation, or any successor Remarketing Agent appointed under the Indenture.

     “Required Post Closing Documents” means all of the documents listed on Exhibit B attached hereto and made a part hereof.

     “Resolution” has the meaning given to that term by the Indenture.

     “Securities Intermediary” means Allfirst Trust Company, National Association, a national banking association, having its Principal Office in Baltimore, Maryland, and its successor or successors in the trust created by the Indenture.

     “Security Agreement” means that certain Security Agreement of even date herewith by and between the Borrower and the Bank.

     “S&P” means Standard & Poor’s Corporation, a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other nationally recognized securities rating agency designated by the Borrower with the approval of the Issuer.

     “State” means the State of Maryland.

     “Stated Amount” has the meaning given to that term by the Letter of Credit.

     “Subsidiary” and “Subsidiaries” means any present or future corporation(s) at least a majority of whose outstanding voting stock shall at the time be owned by the Borrower or by one or more Subsidiaries of the Borrower or by the Borrower and one or more of its Subsidiaries.

     “Supplement” or “Supplements” means any and all extensions, renewals, modifications, amendments, supplements and substitutions.

     “Swap Agreement” means, collectively, any ISDA Master Agreement and attached Schedules executed and delivered at any time and from time to time whether before or on or after the Closing Date by the Borrower and the Bank, and any and all other documents relating to such Master Agreement, and any and all replacements of or substitutions for such Master Agreement or such other documents, as any such Master Agreement and other documents with attached Schedules or any such replacement or substitution thereof may at any time or from time to time be amended, restated, supplemented or otherwise modified.

     “Swap Obligations” means and includes all present and future indebtedness, obligations and liabilities of the Borrower to the Bank of any nature whatsoever under or in connection with the Swap Agreement, whether such indebtedness, obligations and liabilities are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, or now

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existing or hereafter arising. The Swap Obligations constitute part of the Borrower’s Letter of Credit Obligations.

     “Taxes” means all taxes, water rents, sewer rents, assessments and other governmental or municipal or public or private dues, charges and levies and any prior liens (including federal tax liens) for the Taxes which are or may be levied, imposed or assessed upon the Facility or any part thereof, or any leases pertaining thereto, or upon the rents, issues, income or profits thereof, whether any or all of the aforementioned be levied directly or indirectly or as excise taxes or as income taxes.

     “Tender Date” has the meaning given to that term by the Indenture.

     “Termination Date” has the meaning given to that term by the Indenture.

     “Trust Estate” has the meaning given to that term by the Indenture.

     “Trustee” means Allfirst Trust Company, National Association, a national banking association, having its Principal Office in Baltimore, Maryland, and its successor or successors in the trust created by the Indenture.

     “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code of Maryland and the Uniform Commercial Code of any other applicable jurisdiction.

     “Variable Rate” has the meaning given to that term by the Indenture.

     SECTION 1.2. Accounting Terms. Unless specifically provided otherwise, all accounting terms have the definitions given them in accordance with generally accepted accounting principles (“GAAP”) as applied to the applicable person on a consistent basis by its accountants in the preparation of its previous annual financial statements.

     SECTION 1.3. Rules of Construction. The words “hereof”, “herein”, “hereunder”, “hereto”, and other words of similar import refer to this Letter of Credit Agreement in its entirety.

     The terms “agree” and “agreements” contained herein are intended to include and mean “covenant” and “covenants”.

     References to Articles, Sections, and other subdivisions of this Letter of Credit Agreement are to the designated Articles, Sections, and other subdivisions of this Letter of Credit Agreement as originally executed.

     The headings of this Letter of Credit Agreement are for convenience only and shall not define or limit the provisions hereof.

     All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

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ARTICLE II.

EFFECTIVE DATE OF LETTER OF CREDIT AGREEMENT;
DURATION OF TERM

     SECTION 2.1. Effective Date of Letter of Credit Agreement; Duration of Term. This Letter of Credit Agreement shall become effective on the Closing Date and shall continue in full force and effect until (a) the Letter of Credit has expired as therein provided, and (b) all of the Borrower’s Letter of Credit Obligations have been fully performed and satisfied.

     In the event that an Act of Bankruptcy has occurred, then this Letter of Credit Agreement shall continue in full force and effect, and shall not expire, until (a) the Letter of Credit has expired in accordance with its terms, (b) all of the Borrower’s Letter of Credit Obligations have been fully performed and satisfied, and (c) either (i) a final order has been issued, holding that the Bank is not required to return any funds it has received from the Borrower, or (ii) all statutes of limitation relating to Section 547 of the Bankruptcy Code have expired.

ARTICLE III.

ISSUANCE OF LETTER OF CREDIT; SECURITY

     SECTION 3.1. Issuance of Letter of Credit. The Bank agrees, upon the terms and subject to the conditions contained in this Letter of Credit Agreement, to issue the Letter of Credit for the account of the Borrower and in favor of the Trustee and its transferees, in the initial Stated Amount of $12,197,260.00, consisting of $12,000,000 of principal and $197,260 in interest, computed at 50 days’ at an assumed maximum rate of interest of 12% per annum. The Letter of Credit shall be issued and become effective on the Closing Date and shall expire in accordance with its terms. The Letter of Credit shall be in the form attached hereto as Exhibit A and made a part hereof.

     The Stated Amount may be reduced, reinstated or increased to any amount not exceeding $12,197,260.00 from time to time, all as set forth in the Letter of Credit. The Stated Amount shall be reduced annually by an amount equal to the actual aggregate Sinking Fund Installments which have occurred during the twelve month period ending on each anniversary date of the issuance of the Letter of Credit.

     The Bank shall have no obligation whatsoever to extend the effectiveness of the Letter of Credit beyond its stated Expiration Date. Any extension of the Expiration Date of the Letter of Credit shall be made by the Bank in its sole and absolute discretion.

     SECTION 3.2. Security. The Borrower’s Letter of Credit Obligations are secured by the Letter of Credit Documents. As additional security for the Borrower’s Letter of Credit Obligations, the Borrower hereby assigns and pledges to the Bank, its successors and assigns, and grants to the Bank, its successors and assigns, a continuing security interest in and lien on the following:

     (a) The interest of the Borrower in the Facility Fund and in the Net Proceeds Escrow Fund and in all sub-accounts created and maintained under any of such funds;

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     (b) All right, title and interest of the Borrower in and to (but not the Borrower’s obligations under) the Swap Agreement;

     (c) All right, title and interest of the Borrower in and to the Pledged Bonds; and

     (d) All the assets of the Borrower in which the Borrower granted to the Bank a security interest under the Security Agreement and the Collateral/Control Agreement.

     The Borrower agrees, that with respect to the security described in this Section, the Bank, its successors and assigns, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

     With respect only to the security described in subsection (a) above, the security interest granted to the Bank hereunder to secure the Borrower’s Letter of Credit Obligations is subordinate to the security interest granted to the Trustee and the Owners under the Indenture to secure the Issuer’s Bond Obligations.

     SECTION 3.3. Loss to Security. The Bank shall not be liable for any loss to any security in its possession other than due to the gross negligence or willful misconduct of the Bank, nor shall such loss diminish the Borrower’s Letter of Credit Obligations.

     SECTION 3.4. Borrower’s Covenants Pertaining to Security. The Borrower agrees that, with respect to the security described in Section 3.2 and in the other Letter of Credit Documents, the Borrower will not transfer, sell, assign, or otherwise dispose of its interest in any of such security, nor permit any other security interest to be created therein, without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed.

     SECTION 3.5. Conditions Precedent to Issuance of Letter of Credit. The Bank’s obligation to issue and deliver the Letter of Credit shall be subject to the fulfillment of the following conditions precedent:

     (a) Insurance. The Bank shall have received certificates of insurance reflecting the insurance coverages required to be provided by the Borrower under the Letter of Credit Documents and the Bond Documents, with the Bank named as an additional insured, as their interests may appear, and where appropriate, loss payee/mortgagee, and such insurance shall be satisfactory to the Bank in all respects.

     (b) Certain Documents and Closing Conditions. The Bank shall have received a fully executed counterpart of each of the following agreements to which the applicable entity is a party, or evidence of satisfaction of the following closing conditions, as the case may be:

(i)	this Letter of Credit Agreement;

(ii)	the Collateral/Control Agreement;

(iii)	the Landlord’s Consent;

(iv)	the Security Agreement;

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(v)	the Financing Statements;

(vi)	a copy of the Lease, which provides for a minimum initial term of at least ten (10) years;

(vii)	the Insurance Agreement;

(viii)	the Swap Agreement;

(ix)	the Completion Certificate;

(x)	the Contractor Certificate;

(xi)	the Architect Certificate;

(xii)	copies of the fully executed Bond Documents; and

(xiii)	fully executed copies of any contracts (including, but not limited to the Construction Contract, the Architect’s Contract and the contract with the project manager), the public works agreements or other agreements executed by the Borrower in connection with the acquisition or construction of the Facility, in form and substance approved by the Bank.

     Each of the aforementioned documents, to the extent the same constitutes an agreement or undertaking, shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect.

     (c) Filings and Recordation. All filings and recordings required hereunder or under the Collateral/Control Agreement, and/or the Security Agreement shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices, including any recordings and filings necessary to create, preserve and protect the Bank’s valid and binding security interests described herein and in the Collateral/Control Agreement and the Security Agreement. All recording and filing fees and taxes with respect to any recordings or filings made pursuant to this section or otherwise payable in respect of the Letter of Credit Documents shall have been paid in full by the Borrower, and satisfactory evidence thereof shall have been delivered to the Bank, or arrangements for such payment shall have been made to the satisfaction of the Bank.

     (d) Consents and Approvals. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any governmental authority or pursuant to the Borrower’s Certificate of Incorporation and/or Bylaws, that are necessary or, in the reasonable opinion of the Bank, advisable in connection with the execution, delivery and performance of the Letter of Credit Documents by the Borrower, shall have been taken, given or obtained as the case may be, shall be in full force and effect and the time for appeal with respect thereto shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise).

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     (e) Opinion of Counsel. The Bank shall have received:

(i)	the opinion of Schmeltzer, Aptaker & Shepard, P.C., counsel to the Borrower, covering such matters and in the form as the Bank shall request;

(ii)	the opinion of counsel to MIDFA covering such matters and in the form as the Bank shall request; and

(iii)	the opinion of Bond Counsel addressed to, among others, the Bank.

     (f) Corporate Status and Proceedings of Borrower. The Bank shall have received copies of:

(i)	certificates of existence and good standing with respect to the Borrower, from the Secretary of State of the State of Delaware and a certificate of qualification to do business and good standing from the Maryland State Department of Assessments and Taxation, dated as of a recent date;

(ii)	a certificate of the Secretary or an Assistant Secretary of the Borrower, in each case attaching and certifying as to (1) the resolutions of its Board of Directors or similar body and/or other authorized persons duly authorizing the execution, delivery and performance by it of each Letter of Credit Document and the Bond Documents to which it is or will be a party, (2) its certificate of incorporation, as the case may be, certified as of a recent date by the Secretary of State of the State of Delaware, (3) its by-laws and (4) the incumbency and signature of persons authorized to execute and deliver on its behalf the Letter of Credit Documents and the Bond Documents to which it is a party.

     (g) Litigation. No action or proceeding shall have been instituted or threatened nor shall any government action be instituted or threatened against the Borrower before any governmental authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the performance of this Letter of Credit Agreement or any other Letter of Credit Documents or the Bond Documents or any transaction contemplated hereby or thereby.

     (h) No Event of Loss. No casualty or loss shall have occurred in respect of the Facility. No action shall be pending or threatened by a governmental authority to initiate a condemnation or a taking by such governmental authority in respect of the Facility.

     (i) Payment of Certain Fees.

(i)	Certain Fees. The Borrower shall have paid to the Bank, on or before the Closing Date, the following fees: (1) the Letter of Credit Fee in the approximate amount of $231,747.94 as required under Section 4.1(a) hereof; (2) the remaining balance of the Commitment Fee in the approximate amount of $42,000; (3) the remaining balance of the

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Placement Fee in the approximate amount of $91,000; (4) the letter of credit issuance fee in the approximate amount of $2,000; and (5) the Negotiation Fee in the amount of $1,200 as required under Section 4.1(b) hereof.

(ii)	Payment of Certain Construction Review Fees. The Borrower shall have paid the following amounts to the Bank, on or before the Closing Date, in connection with the tenant improvements to the Facility: (1) $2,100 for review of the project budget and the Plans and Specifications and (2) $2,500 for construction inspection of the Facility.

(iii)	Filing and Recordation Fees. The Borrower shall have paid to the Bank, or to such parties as designated by the Bank, on or before the Closing Date, all fees or costs paid or incurred, or to be paid or incurred, by the Bank in connection with the filing or recordation of any of the Letter of Credit Documents.

(iv)	MIDFA’s Insurance Premium. The Borrower shall have paid to MIDFA on or before the Closing Date the Authority’s Insurance Premium (as defined in the Insurance Agreement) as required under the Insurance Agreement.

(v)	Attorneys Fees and Other Fees. The Borrower shall have paid on or before the Closing Date, to the parties identified by the Bank, the legal fees and costs incurred by the Bank in connection with the preparation of the Letter of Credit Documents.

     (j) Other Deliveries. The Borrower shall also deliver the following items, each to the reasonable satisfaction of the Bank:

(i)	Evidence of compliance with all zoning and building laws and regulations and ordinances applicable to the Facility;

(ii)	A copy of the Plans and Specifications;

(iii)	A draw schedule;

(iv)	Copies of necessary building permits for the Facility and the Certificate of Occupancy;

(v)	Evidence of availability of all utilities necessary for the operation of the Facility, including telephone, electric, water and sewer capacity;

(vi)	Lien releases from each subcontractor, materialman and mechanic which has been paid in full as of the Closing Date;

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(vii)	Invoices detailing those amounts of the Facility Costs paid by the Borrower as of the Closing Date for which the Borrower is requesting an Initial Disbursement;

(viii)	Such other evidence of performance of all of the covenants and satisfaction of all of the conditions required by the Borrower by this Letter of Credit Agreement or as the Bank’s counsel may require at or before the Closing.

ARTICLE IV.

AGREEMENTS WITH RESPECT TO LETTER OF CREDIT

     SECTION 4.1. Letter of Credit Fee; Negotiation Fee; Monitoring Fee.

     (a) Letter of Credit Fee. The Borrower agrees to pay to the Bank an annual Letter of Credit fee (the “Letter of Credit Fee”) of 1.90% of the outstanding Stated Amount of the Letter of Credit in cash (without regard for the amount of any reduction in the Principal Portion or the Interest Portion as a result of a Bond Purchase Drawing or an Interest Drawing which amount is to be automatically reinstated in accordance with the provisions of the Letter of Credit) over each one-year period from and including the Closing Date until the Letter of Credit expires, which Letter of Credit Fee shall be payable annually in advance with the first payment to be made on the Closing Date, and to cover the period from the Closing Date through the date immediately preceding the first anniversary date of the Closing Date and subsequent payments to be made on the anniversary date of the Closing Date in each and every year, continuing until the Letter of Credit expires. If, prior to the end of any year for which the Letter of Credit Fee has been paid, the Letter of Credit expires or is otherwise terminated, the Bank will refund to the Borrower a pro-rata portion of the Letter of Credit Fee.

     (b) Negotiation Fee. The Borrower also agrees to pay to the Bank an annual negotiation fee (the “Negotiation Fee”) in the amount of $1,200 for each one-year period from and including the Closing Date until the Letter of Credit expires, which Negotiation Fee shall be payable annually in advance with the first payment to be made on the Closing Date and to cover the period from the Closing Date through the date immediately preceding the first anniversary date of the Closing Date and subsequent payments to be made on the anniversary date of the Closing Date in each and every year, continuing until the Letter of Credit expires. Payment of the amount of $1,200 by the Borrower shall be deemed to be payment in full of the Negotiation Fee for each one-year period for which such amount represents payment therefor, and the Borrower shall have no further liability therefor, regardless of the actual number of sight drafts which are presented for payment by the Bank under the Letter of Credit during each such one-year period. If, prior to the end of any year for which the Negotiation Fee has been paid, the Letter of Credit expires or the Stated Amount is reduced, the Bank will not refund any portion of the Negotiation Fee.

     (c) Amendment to Letter of Credit Fee. Upon any amendment to the Letter of Credit subsequent to the Closing Date, the Borrower shall pay to the Bank an amendment fee of $500.

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     (d) Inspection Fee. The Borrower shall pay to the Bank a fee for the monthly inspections to be performed by the Bank’s Commercial Real Estate Department or its assignee under this Letter of Credit Agreement in the amount of $500.00 per visit.

     (e) Monitoring Fee. The Borrower shall pay to the Bank a fee in the amount of $250.00 per month for the Bank’s monthly covenant compliance review of the Borrower to be performed by the Bank’s Commercial Real Estate Department or its assignee.

     SECTION 4.2. Transfer of Letter of Credit. The Letter of Credit may be transferred and assigned in accordance with the terms of the Letter of Credit. The Borrower shall pay to the Bank the transfer charge payable to the Bank pursuant to the Letter of Credit, plus interest thereon as provided in Section 5.1 hereof.

     SECTION 4.3. Payment of Certificates Under the Letter of Credit. The Borrower hereby instructs the Bank to pay any certificate complying with the terms of the Letter of Credit. The Borrower authorizes the Bank to receive or pay as complying with the terms of the Letter of Credit any certificate or other documents under or purported to be under the Letter of Credit which are otherwise in order but are signed by, or issued to, any administrator, executor, assignee for the benefit of creditors, trustee in bankruptcy or receiver for any property of the beneficiary or any other party in whose name it is provided in the Letter of Credit that any certificate or other documents thereunder should be drawn. The Bank and its branches, affiliates or correspondents shall not be responsible for, and the Borrower shall indemnify and hold the Bank and its branches, affiliates or correspondents harmless from and against, any and all liability, loss and expense (including reasonable attorney’s fees and costs) incurred by the Bank or its branches, affiliates or correspondents relative to or as a consequence of any of the following (other than due to the gross negligence or willful misconduct of the Bank): (a) any failure by the Borrower to perform the Borrower’s agreements hereunder, (b) this Letter of Credit Agreement, the Letter of Credit and any certificate(s) under or purported to be under the Letter of Credit, (c) any action taken or omitted by the Bank or its branches, affiliates or correspondents at the request of the Borrower, or (d) any consequences arising from causes beyond the control of the Bank or its branches, affiliates or correspondents. Any and all of the following provisions may be waived by the Bank in its sole discretion, and the Bank and its branches, affiliates or correspondents shall not be liable or responsible in any respect for any noncompliance therewith or waiver thereof: (a) any requirement for certificates under or purported to be under the Letter of Credit to bear a reference to or otherwise identify, the Letter of Credit, (b) any requirement that the amount of any certificates under or purported to be under the Letter of Credit be noted on the Letter of Credit, (c) any requirement that documents physically accompany any certificate at negotiation, (d) any requirement that any party send documents physically apart from any certificate or acceptance, or (e) any requirement that the Trustee or any other beneficiary of the Letter of Credit surrender the Letter of Credit for any reason whatsoever. The Bank and its branches or affiliates shall not be liable or responsible in any respect for any error, neglect, default or breach by any of its correspondents in connection with the Letter of Credit (other than due to the gross negligence or willful misconduct of the Bank). None of the above shall affect, impair or prevent the vesting of any of the Bank’s rights or powers hereunder or constitute a defense to the enforceability of any right, power or remedy of the Bank hereunder.

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     All certificates paid under the Letter of Credit shall be paid solely from the funds of the Bank and not from any funds of the Borrower.

     The provisions of this Section shall survive the expiration of the Letter of Credit and the termination of the Letter of Credit Documents.

     SECTION 4.4. Amendment of Letter of Credit. The Letter of Credit may be amended, modified or revoked only upon the receipt by the Bank from the Borrower and the Trustee or other beneficiary of the Letter of Credit (including any transferee(s) of the original beneficiary of the Letter of Credit) of a written consent and request therefor, and then only upon such terms and conditions as the Bank may prescribe. In the event of (a) the extension of the Expiration Date of the Letter of Credit, (b) the extension of the time for the drawing, negotiation, presentation or of the maturity of any drafts or other documents under or purported to be under the Letter of Credit, (c) an increase in the amount of the Letter of Credit, or (d) any other modification of the terms of the Letter of Credit of any nature whatsoever, this Letter of Credit Agreement shall be binding upon the Borrower with regard to the Letter of Credit so extended, increased or otherwise modified and without regard to any and all actions, inaction and omissions of the Bank, its branches, affiliates and correspondents in connection therewith. The Stated Amount may be reduced, reinstated or increased from time to time, all as provided in this Letter of Credit Agreement or the Letter of Credit and subject to Section 4.1(c) hereof.

     SECTION 4.5. Liability of the Bank for Use of the Letter of Credit. The Borrower assumes all risks of the acts or omissions of the Borrower, the Issuer, the Trustee, and any beneficiary or transferee of the Letter of Credit with respect to the use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for (other than due to the gross negligence or willful misconduct of the Bank): (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Borrower, the Issuer, the Trustee, and any beneficiary or transferee in connection therewith, (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letter of Credit, or of any endorsement(s) thereon, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (c) payment by the Bank against presentation of documents which substantially comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit, (d) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (e) the failure of the Trustee or any transferee of the Letter of Credit to comply fully with conditions required in order to draw upon the Letter of Credit, (f) errors, omissions, interruptions or delays in transmission or delivery of any messages, by Mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, (g) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letter of Credit or of the proceeds thereof, or (h) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit. In connection with the foregoing, the Bank may accept in good faith documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. None of the above shall affect, impair or prevent the vesting of any of the Bank’s rights or

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powers hereunder or constitute a defense to the enforceability of any right, power or remedy of the Bank hereunder.

     In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Bank, under or in connection with the Letter of Credit or the related drafts or document(s), if taken or omitted in good faith, shall be binding on the Borrower and shall not put the Bank under any resulting liability to the Borrower.

     The provisions of this Section and of Sections 4.3 and 4.6 and of Article XII hereof shall survive the expiration of the Letter of Credit and the termination of the Letter of Credit Documents.

     SECTION 4.6. Expenses. The Borrower shall pay, or provide for the payment of, all fees, commissions, costs, charges, taxes and other expenses incurred by the Bank and by any of its agents, employees and representatives in connection with (i) the issuance of the Letter of Credit, (ii) the documentation and consummation of the transactions contemplated by the Bond Documents, and the Letter of Credit Documents, including (without limitation), in all such cases, fees and expenses of the Bank’s legal counsel, Bond Counsel, fees and charges, if any, for surveys, title reports and title insurance, hazard, liability and other insurance, bond premiums, brokerage fees and commissions, mortgage taxes, transfer taxes and all filing and recording fees, charges, costs and taxes and appraisal fees, and (iii) the administration of the Letter of Credit Documents and the enforcement of all rights and remedies of the Bank thereunder, in all cases whether now payable or hereafter arising or becoming payable. In no event, however, shall any income taxes or franchise taxes of the Bank, measured by income, or taxes in lieu of such income taxes or franchise taxes be required to be paid by the Borrower.

     SECTION 4.7. Bank’s Right to Cure or Avoid Defaults Under Documents. Solely for the purpose of protecting the Bank’s security interest under the Letter of Credit Documents, the Bank, in its sole and absolute discretion, without any request therefor from the Borrower and without waiving any of its rights hereunder, may (but shall have no obligation to do so) elect to cure or avoid any default by the Borrower under the Bond Documents, the Lease or the Letter of Credit Documents by advancing or paying to any person any amount then due and owing by the Issuer or the Borrower, as the case may be, to such person, for the account of the Borrower. The Bank shall provide the Borrower with notice prior to making any advance to cure or avoid a default by the Borrower under the Bond Documents or under the Letter of Credit Documents; provided, however, that (a) no such prior notice shall be required if, in the judgment of the Bank exercised in good faith, the delay attendant thereto could result in the impairment of any of the security for the Borrower’s Letter of Credit Obligations, (b) the Bank shall provide notice to the Borrower promptly following the making of any such advance if prior notice had not been given, and (c) any failure to provide any notice described in this sentence shall not result in the Bank suffering or incurring any liability or penalty, except that if and for so long as no Event of Default shall have occurred, the Bank shall accrue interest on the amount of such advance at the Reimbursement Rate (and not the Penalty Rate). Any such advances made by the Bank to cure or avoid a default under the Bond Documents or under the Letter of Credit Documents shall be deemed to be advances made by the Bank to the Borrower and shall be part of the Borrower’s Letter of Credit Obligations secured by the Letter of Credit Documents. The Borrower hereby irrevocably and unconditionally authorizes the making of such advances, and promises and

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agrees to repay such advances in accordance with the provisions of Section 5.1 of this Letter of Credit Agreement.

     SECTION 4.8. Bank’s Obligation. The Bank shall exercise good faith and observe general and customary banking practices in the performance of its obligations under the Letter of Credit Documents.

     SECTION 4.9. Annual Reduction of Stated Amount. The Principal Portion of the Letter of Credit shall be reduced on each anniversary of the Closing Date in accordance with the amortization schedule set forth on Schedule A hereto. The Borrower agrees to give notice to the Trustee, in accordance with the terms of the Bond Documents, prior to such anniversary date, instructing the Trustee to redeem a portion of the Bonds as of such anniversary date, in an amount equal to such reduction in the Principal Portion. In addition, the Borrower agrees to deposit with the Bank within forty-eight (48) hours of delivering such notice to the Trustee, funds in an amount equal to such Principal Portion reduction, plus the amount of the Interest Drawing to be paid in connection therewith, which funds will be used by the Bank to reimburse the Bank for the amount of any Principal Drawing and Interest Drawing made by the Trustee in connection with such Principal Portion reduction.

ARTICLE V.

PAYMENT PROVISIONS

     SECTION 5.1. Reimbursement and Other Payments. The Borrower hereby unconditionally promises to pay to the Bank:

     (a) immediately on demand by the Bank, a sum equal to (i) any amount drawn under, or paid by the Bank in good faith under, the Letter of Credit pursuant to a Bond Purchase Principal Drawing plus (ii) interest on such amount as provided in subsection (j) below;

     (b) immediately and no later than 2:00 p.m. (without the necessity of any demand by or notice from the Bank) on each date that the Bank pays any amount drawn under, or paid by the Bank in good faith under, the Letter of Credit pursuant to a Principal Drawing or an Interest Drawing or an Acceleration Drawing, a sum equal to (i) such amount so drawn under, or paid by the Bank in good faith under, the Letter of Credit pursuant to a Principal Drawing or an Interest Drawing or an Acceleration Drawing, plus (ii) interest on such amount as provided in subsection (j) below;

     (c) immediately on demand by the Bank, any amount drawn under, or paid by the Bank in good faith under, the Letter of Credit pursuant to a Bond Purchase Interest Drawing, a sum equal to (i) such amount so drawn under, or paid by the Bank in good faith under, the Letter of Credit pursuant to a Bond Purchase Interest Drawing, plus (ii) interest on such amount as provided in subsection (j) below;

     (d) immediately on demand by the Bank, a sum equal to (i) any and all reasonable charges and expenses (excluding the Bank’s internal overhead) which the Bank may pay or incur relative to the payment of any draft drawn under, or paid by the Bank in good faith under, the

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Letter of Credit or in connection with any amendment or extension of or substitution for or renewal of the Letter of Credit, plus (ii) interest thereon as provided in subsection (j) below;

     (e) immediately on demand by the Bank, a sum equal to (i) the amount advanced or paid by the Bank pursuant to the provisions of Section 4.7 or Section 14.9 hereof, plus (ii) interest on such amount as provided in subsection (j) below, plus (iii) any and all reasonable charges and expenses which the Bank may pay or incur relative to such payment;

     (f) immediately (without the necessity of any demand by or notice from the Bank) as and when due and payable, the Letter of Credit Fee and the Negotiation Fee and such other fees as set forth in Section 4.1 of this Letter of Credit Agreement (including any additional amounts required by Section 5.4 hereof), plus interest thereon as provided in subsection (j) below;

     (g) immediately on demand by the Bank, any and all expenses incurred by the Bank in enforcing any rights under this Letter of Credit Agreement plus interest thereon as provided in subsection (j) below;

     (h) immediately on demand by the Bank, all other costs and expenses of the Bank, as set forth in this Letter of Credit Agreement (including, without limitation, all costs and expenses payable pursuant to Section 4.6 of this Letter of Credit Agreement) plus interest thereon as provided in subsection (j) below;

     (i) immediately on demand by the Bank upon any transfer of the Letter of Credit, the transfer charge payable to the Bank pursuant to the Letter of Credit ($2,500) plus interest thereon as provided in subsection (j) below (a “transfer” of the Letter of Credit means the designation of a new beneficiary thereunder as a substitute Trustee under the Indenture); and

     (j) immediately on demand by the Bank, interest on any and all amounts and sums payable by the Borrower under this Letter of Credit Agreement at any time (including, without limitation, any and all amounts or sums described or referred to in subsections (a) through (i) above), such interest being payable from the date such amounts and sums become due until the Bank actually receives payment thereof in full, at the Reimbursement Rate. Interest on any amounts advanced or paid by the Bank or any costs, charges and expenses incurred by the Bank shall be due and payable from the date such amounts are advanced or costs are incurred or paid by the Bank until the Bank actually receives payment thereof in full at the Reimbursement Rate.

     The Borrower shall not, however, be relieved of liability for repaying any such amounts (plus interest thereon, at the Reimbursement Rate, from the date such amounts are paid by the Bank under the Letter of Credit) to the Bank by reason of any action or inaction on the part of the Trustee or any other person which results in a failure by the Bank to actually receive such amounts from the Trustee pursuant to the Indenture or results in any delay in the receipt by the Bank of such amount from the Trustee pursuant to the Indenture.

     All amounts paid by the Bank under the Letter of Credit shall bear interest from the date such amounts are paid by the Bank until such time as such amounts are actually repaid to the Bank in the absence of an Event of Default hereunder, at the Reimbursement Rate, and from and after the occurrence of an Event of Default hereunder, at the Penalty Rate.

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     The Borrower shall apply any and all amounts which it receives in respect of the principal of and interest on Pledged Bonds to the repayment of amounts from time to time owing to the Bank pursuant to subsection (a) above.

     Any amounts from time to time owing to the Bank pursuant to subsection (a) above may be paid at any time by the Borrower, prior to demand therefor by the Bank, on written notice to the Bank (to be received by the Bank no later than 10:00 a.m., prevailing Baltimore, Maryland time, on the date of the proposed payment) stating the amount to be paid (which amount shall be $100,000 or integral multiples of $5,000 in excess thereof with respect to payments made pursuant to subsection (a)(i) above). Upon payment to the Bank of the amount to be paid pursuant to subsection (a)(i) above, together with accrued interest to the date of such payment on the amount to be paid as required pursuant to subsection (a)(ii) above, the outstanding obligations of the Borrower under subsection (a) above shall be reduced by the amount of such payment and interest shall cease to accrue on the amount so paid; and, if no Event of Default has occurred and is continuing, the Bank, upon the Borrower’s request, will, as provided in Section 6(a) of the Pledge and Security Agreement, release from the lien of the Pledge and Security Agreement and the Pledged Bonds Custody Agreement Pledged Bonds in an aggregate principal amount which is equal to the amount paid to the Bank as required pursuant to subsection (a)(i) above.

     Notwithstanding any other terms and provisions of any of the Letter of Credit Documents, the amounts described in the foregoing subsections (a) through (j) shall be due and payable in full at the time indicated, regardless of whether or not the Bank (or the Pledged Bonds Custodian, for the account of the Bank) is then holding any Pledged Bonds as a result of any Bond Purchase Principal Drawing and regardless of whether or not the Bank (in its sole discretion) has theretofore extended the time for payment of any amounts payable hereunder; provided, however, that during any period that the Bank holds any Pledged Bonds (or the Pledged Bonds Custodian holds any Pledged Bonds for the account of the Bank), the Bank shall apply the amount of any interest payable on the Bonds which is actually received by the Bank as a “pledgee” of Bonds to the amount of interest payable on the Borrower’s Letter of Credit Obligations as provided in subsection (j) above, and the Borrower’s obligation for the payment of interest as provided in subsection (j) above will be adjusted accordingly.

     Notwithstanding anything to the contrary set forth in this Section, following the date on which the Bank honors a Bond Purchase Principal Drawing, the Bank will not make demand for the payment of the amounts payable under subsection (a) above in connection with such Bond Purchase Principal Drawing, so long as (1) within 48 hours after the Bank honors such Bond Purchase Principal Drawing (or such longer period of time not to exceed five (5) Business Days if the Trustee advises the Bank that the delay is caused by administrative difficulties), the Pledged Bonds Custodian receives an aggregate principal amount of Bonds equal to the amount of such Bond Purchase Principal Drawing, registered by the Trustee in the Borrower’s name, as owner, and in the Bank’s name, as pledgee, (2) the Bank actually receives all payments of the principal of and interest on such Bonds, when due, (3) no Event of Default shall have occurred and be continuing, and (4) the Letter of Credit shall not have expired. On the date of the expiration of the Letter of Credit, all amounts payable under subsection (a) above in connection with such Bond Purchase Principal Drawing which shall not have been repaid, together with all accrued and unpaid interest thereon, shall become immediately due and payable, without the

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necessity of any demand by or notice from the Bank; provided, however, if such Bond Purchase Principal Drawing is the result of a Downgrade, all amounts payable in connection with such Bond Purchase Principal Drawing which shall not have been repaid, together with all accrued and unpaid interest thereon, shall become immediately due and payable, without demand or notice from the Bank, on the day which is ninety (90) days following the date on which the Bank honors such Bond Purchase Principal Drawing.

     SECTION 5.2. Payments Due Upon Expiration of Letter of Credit. On the date on which the Letter of Credit expires, all amounts described in Section 5.1 (a) through (j) above, and all other amounts owed to the Bank hereunder, together with all accrued and unpaid interest thereon, shall become immediately due and payable, without the necessity of any demand or notice from the Bank.

     SECTION 5.3. Late Payments. In the event any payment required to be made by the Borrower in accordance with the provisions of Section 5.1 or Section 5.2 hereof or in accordance with any other provision of this Letter of Credit Agreement is not paid within three (3) days from the date on which the same is due and payable, such payment in default shall continue as an obligation of the Borrower, and such payment in default and the entire unpaid balance of all amounts owing hereunder shall bear interest, from the date on which the payment was due until such payment in default is paid in full, at the fluctuating rate which is at all times equal to the Penalty Rate. In addition, the Borrower shall pay (a) a late charge in an amount equal to 5% of the amount of any payment which is made more than three (3) days after the date on which the same is due and payable (except for any payment with respect to a Bond Purchase Principal Drawing), and (b) all costs of collection, including reasonable attorneys’ fees (based on hourly rates), if this Letter of Credit Agreement is referred to an attorney for collection after default by the Borrower.

     SECTION 5.4. Increased Costs Due to Change in Law. If any change in any law, regulation or official directive of any international, federal, state or local governmental authority (whether or not having the force of law) or in the interpretation thereof by any court or administrative agency or compliance by the Bank with any lawful request, law, regulation or directive from any applicable fiscal or monetary authority (whether or not having the force of law) shall either:

     (a) impose, modify or render applicable any reserve, special deposit or similar requirement against letters of credit issued by the Bank or require the inclusion of such letters of credit in any analysis of minimum capital requirements or capital adequacy; or

     (b) subject the Bank to any tax with respect to such letters of credit or any amount payable under this Letter of Credit Agreement (other than a tax on the overall net income of the Bank) imposed by the United States of America or the State; or

     (c) impose on the Bank any other condition regarding this Letter of Credit Agreement or the Letter of Credit, and the result of any such event shall be:

(i)	to increase the cost to the Bank of issuing or maintaining the Letter of Credit or any renewal thereof or of making, funding or maintaining the

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whole or any part of any unpaid drawing under the Letter of Credit (which increase in cost shall be determined by the Bank’s reasonable allocation of the aggregate of such cost increases resulting from such events); or

(ii)	to reduce the amount of any sum received or receivable by the Bank under this Letter of Credit Agreement or to require the Bank to make any payment or forego any interest; or

(iii)	to reduce the rate of return on the Bank’s capital as a result of issuing or maintaining the Letter of Credit and/or any renewals thereof (which reduction shall be determined by the Bank in accordance with the Bank’s policies concerning capital adequacy), then and in each such case, upon demand by the Bank, the Borrower shall pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost, reduction, payment or foregone interest, together with interest on each such amount from the date demanded until payment in full thereof at the Reimbursement Rate. A certificate as to such increased cost, reduction, payment or foregone interest as a result of any such event, submitted in good faith by the Bank to the Borrower, shall be conclusive evidence of such additional amounts to be paid by the Borrower and the basis therefor, absent manifest error as to the amount thereof.

     SECTION 5.5. Computation. All payments of interest, Letter of Credit Fee and any other fees and charges under this Letter of Credit Agreement shall be computed on the basis of a 360-day year factor applied to the actual number of days elapsed. The rate of interest shall be adjusted on any day on which a change occurs in the LIBOR Rate.

     SECTION 5.6. Payment Procedure. Except as may otherwise be specifically provided herein, all payments made by the Borrower under this Letter of Credit Agreement shall be made to the Bank in lawful money of the United States of America at the time of payment and in immediately available funds at the Bank’s offices at 25 South Charles Street, Baltimore, Maryland 21201, before 12:00 noon, prevailing Baltimore, Maryland time on the date when due.

     SECTION 5.7. Business Days. If the date for any payment hereunder is a day which is not a Business Day, then for all purposes of this Letter of Credit Agreement, the payment then due shall be made on the next following Business Day, and such extension of time shall in each case be included in any computation of payments of interest.

     SECTION 5.8. Termination of Swap Agreement. Any Swap Agreement shall terminate or be assigned by the Bank to a new counterparty at the option of the Borrower if the Letter of Credit is replaced, expires or is otherwise terminated.

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ARTICLE VI.

UNCONDITIONAL OBLIGATIONS

     SECTION 6.1. Obligations Absolute. The obligations of the Borrower under this Letter of Credit Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Letter of Credit Agreement, under any and all circumstances whatsoever; including, without limitation, the following circumstances: (a) any invalidity or unenforceability of the Letter of Credit, the Bonds, the other Bond Documents or any other agreement or instrument related thereto; (b) any amendment or waiver of, or any consent to or departure from, the terms of the Letter of Credit, the Bonds, the other Bond Documents or any other agreement or instrument related thereto; (c) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary or any transferee of the Letter of Credit (or any person for whom the Borrower, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Letter of Credit Agreement, the Letter of Credit, the Bond Documents, the Facility or any unrelated transaction; (d) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever; (e) payment by the Bank under the Letter of Credit against presentation of a sight draft or certificate which substantially complies with the terms of the Letter of Credit; (f) the surrender or impairment of any security for the performance or observance of any of the agreements or terms of this Letter of Credit Agreement; or (g) the use to which the Letter of Credit may be put or any acts or omissions of the Trustee in connection therewith; or (h) any other circumstance, happening or omission whatsoever, whether or not similar to any of the foregoing. The Borrower understands and agrees that no payment under any other agreement will release it from liability hereunder unless the Bank has been indefeasibly paid in full; and the Bank understands and agrees that nothing contained in this Section 6.1 shall affect its obligations under Section 4.8 hereof.

ARTICLE VII.

REPRESENTATIONS AND WARRANTIES OF BORROWER

     SECTION 7.1. Representations, Warranties and Undertakings. The Borrower makes the following representations and warranties to induce the Bank to enter into this Letter of Credit Agreement and to issue the Letter of Credit and to induce MIDFA to insure a portion of the Borrower’s Letter of Credit Obligations pursuant to the Insurance Agreement:

     (a) Authority. The Borrower is a corporation duly organized and validly existing and in good standing under the laws of Delaware and is qualified and in good standing in the State of Maryland. The Borrower has the power to enter into, deliver and perform this Letter of Credit Agreement and the other Letter of Credit Documents and Bond Documents entered into by it and the transactions contemplated hereunder and thereunder and to carry out its obligations hereunder and thereunder. By proper action, the Borrower has duly authorized the execution, delivery and performance of this Letter of Credit Agreement and each of the other Letter of Credit Documents and Bond Documents executed and delivered by it. The Borrower is not in

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default under any of the provisions of the laws of the State of Delaware or the State which would affect its existence or its powers referred to in this subsection (a).

     (b) Binding Agreements. This Letter of Credit Agreement and the other Letter of Credit Documents and Bond Documents to which the Borrower is a party have been duly and properly authorized, executed, sealed and delivered by the Borrower, constitute valid and legally binding limited obligations of the Borrower, and are fully enforceable against the Borrower in accordance with their respective terms; provided, however, that the enforceability and binding nature of this Letter of Credit Agreement and the other Letter of Credit Documents and Bond Documents are subject to bankruptcy, insolvency, reorganization and other state and federal laws affecting the enforcement of creditors’ rights generally, and, to the extent that certain remedies under such instruments require, or may require, enforcement by a court of equity, such principles of equity as the court having jurisdiction may impose.

     (c) No Violation. The transactions contemplated in this Letter of Credit Agreement and any other Letter of Credit Documents and the Bond Documents do not and will not (i) conflict with, contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower, or the certificate of incorporation or the bylaws of the Borrower, including all amendments thereto, or (ii) result in a breach of or constitute a default under any existing mortgage, indenture, contract, loan or credit agreement or any other agreement, lease or instrument to which the Borrower, or by which its properties, may be bound or affected.

     (d) Litigation. There is no action, suit or proceeding or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or its properties before any court or arbitrator or governmental department, commission board, bureau, agency or instrumentality which would, upon final judgment, in the aggregate, exceed $250,000 (unless covered by insurance).

     (e) Marketability; Liens or Security Interests. The Borrower has good marketable title to all the collateral in which the Borrower has granted to the Bank a security interest under the Letter of Credit Documents and, except for liens being granted to the Bank under the Letter of Credit Documents, and except as may be provided in the Bond Documents, there exist no Encumbrance on or with respect to any collateral referred to in any of the Letter of Credit Documents, including the security for the Borrower’s Letter of Credit Obligations as set forth in Section 3.2 of this Letter of Credit Agreement.

     (f) Full Disclosure. All information heretofore furnished by the Borrower to the Bank for purposes of, or in connection with this Letter of Credit Agreement and the other Letter of Credit Documents and the Bond Documents, or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified and has not and will not omit to state any material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such information was provided.

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     (g) Places of Business of Borrower. The Borrower has its principal place of business and maintains or keeps its records in Montgomery County, Maryland, and in no other county in the State and at no location outside the State.

     (h) Utilities. All utility services necessary for the operation of the Facility for their intended purposes are available at the Facility, including water supply of sufficient quantity and pressure, storm and sanitary sewer facilities of adequate capacities, gas, electric and telephone facilities. The Borrower has procured from the appropriate State, subdivision, municipal, and other authorities and corporations, connection and discharge arrangements for the supply of water, gas, electricity and other utilities and sewage and industrial waste disposal for the operation of the Facility.

     (i) Roads. All roads necessary for the full utilization of the Facility for its intended purposes have either been completed or the necessary rights of way therefor have either been acquired by the Borrower or the Landlord or the appropriate governmental authority or have been dedicated to public use and accepted by such governmental authority or will be so acquired or dedicated within a period of time required for the operation of the Facility by the Borrower and all necessary steps have been taken by the Borrower and such governmental authority to assure the complete construction and installation thereof in accordance with law and all applicable governmental or quasi-governmental requirements.

     (j) Zoning, etc. The Facility, and the use of the Facility for its intended use, do not violate any zoning or other ordinance, regulation or law, restrictive covenant or agreement of the Borrower (either now in existence or known by the Borrower to be proposed, including, but not limited to the Lease) applicable to the Facility or its use, and all requirements for such use have been satisfied.

     (k) Licenses. All necessary permits and licenses for the construction and operation of the Facility for its intended purposes have been obtained and are in full force and effect. The Borrower is in compliance with all such permits and licenses. There has been no threatened suspension or revocation of such permits or licenses and nor does there exist any facts or circumstances which would provide grounds for any such suspension or revocation.

     (l) Name of Borrower. The Borrower has never done business under any name other than “Avalon Pharmaceuticals, Inc.” and “Therapeutic Genomics, Inc.”

     (m) Condemnation. No condemnation, eminent domain or similar proceeding is pending, or to the best knowledge of the Borrower, threatened, with respect to the Facility or any portion thereof.

     (n) Hazardous Materials. To the Borrower’s knowledge, (i) no Hazardous Materials are currently located at the Facility (except for Hazardous Materials stored and handled in strict compliance with all Environmental Requirements and only to the extent necessary in the Borrower’s ordinary course of business), nor is the Facility affected by any Hazardous Materials Contamination, (ii) the Facility has never been used as a manufacturing, storage, treatment, processing, recycling or disposal site for Hazardous Materials, and (iii) no property within a one-half (1/2) mile radius of the Facility has ever been used as a manufacturing, storage, treatment,

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processing, recycling or disposal site for Hazardous Materials, nor is any such property affected by Hazardous Materials Contamination. The present condition and uses of, and activities on, the Facility do not, to the Borrower’s knowledge, violate any Environmental Requirement and the uses of the Facility which the Borrower and each tenant and subtenant, if any, intend in the future to make of the Facility, to the Borrower’s knowledge, comply and will comply with all applicable Environmental Requirements. The Borrower has received no notice, and is not aware, of any Claim involving a violation of any Environmental Requirement with respect to the Facility or any parcel in the vicinity of the Facility or any operation conducted on the Facility or on any parcel in the vicinity of the Facility. To the Borrower’s knowledge, there is no Environmental Requirement nor is there any Hazardous Material Contamination which requires any investigation, assessment, work, repair, construction, capital expenditure, or other remedial work of any nature whatsoever at, on, in, under or adjacent to the Facility.

     (o) Subsidiaries. The Borrower has no Subsidiaries.

     (p) Insurance. The Borrower maintains and has in full force and effect, with financially sound and reputable insurers, insurance with respect to its properties and business, and covering such risks, liabilities, casualties and contingencies and in such types and amounts as to comply with the Letter of Credit Documents and the Bond Documents.

     (q) Material Contracts. The Borrower is in compliance with all material provisions of all material contracts to which it is a party, and there exists no material default under any material contract by the Borrower or, to the best knowledge of the Borrower, by any other party thereto.

     (r) Tax Returns. The Borrower has filed all required federal, state and local tax or information returns and has paid all Taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such Taxes, and the Borrower has established reserves which it believes to be adequate for the payment of additional Taxes for years which have not been audited by the respective tax authorities.

     (s) ERISA. (i) Any Plan established and maintained by the Borrower or any “Commonly Controlled Entity” is a qualifying plan under the applicable requirements of ERISA, and there is no current matter which would materially adversely affect the qualified tax-exempt status of any Plan; (ii) neither the Borrower nor any “Commonly Controlled Entity” has engaged in or is engaging in any “Prohibited Transaction” or has incurred any “Accumulated Funding Deficiency” in connection with any such Plan, whether or not waived, and no “Reportable Event” has occurred with respect to any Plan subject to the minimum funding requirements of Section 412 of the Code; (iii) no “Multiemployer Plan” has “terminated”, as that term is defined in ERISA; (iv) neither the Borrower nor any “Commonly Controlled Entity” has “withdrawn” or “partially withdrawn” from any “Multiemployer Plan”; (v) no “Multiemployer Plan” provides that any such Plan will be placed in “reorganization”. Neither the consummation of this Letter of Credit Agreement, nor any transaction contemplated hereunder, will constitute a Prohibited Transaction with regard to any Plan. All capitalized terms used in this section and not otherwise defined in this Letter of Credit Agreement shall have the meanings given them in ERISA.

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     (t) Margin Stock. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations X, T or U of the Board of Governors of the Federal Reserve System). The execution, delivery and performance of this Letter of Credit Agreement and the use of the proceeds of the Bonds or any extension of credit hereunder, do not and will not constitute a violation of such regulations.

     (u) Public Utility Holding Company. The Borrower is not (i) a “holding company,” or (ii) a “subsidiary company” of a “holding company,” or (iii) an “affiliate” of a “holding company” or a subsidiary company” of a holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (v) Not an Investment Company. The Borrower is not an “investment company” required to be registered or a company “controlled” by such “investment company” within the meaning of the Investment Company Act of 1940, as amended.

     (w) No Defaults. The Borrower is not in violation of any statute or other law or in default under any order, regulation or ruling of any court or any other tribunal or governmental or administrative authority or agency, or in default under its certificate of incorporation, as applicable, or its bylaws, each as amended to date, or under any indenture, agreement, lease, instrument or other undertaking to which the Borrower is a party or by which its property or assets may be bound or affected.

     (x) Financial Position. The financial statements of the Borrower heretofore delivered to the Bank and MIDFA are complete and correct and fairly present the financial position of the Borrower and the results of its operations and transactions in its surplus accounts as of the date for the period referred to and have been prepared in accordance with GAAP for interim or annual financial statements, as the case may be applied on a consistent basis throughout the period involved; provided that certain notes and other information have been condensed or omitted from the interim financial statements delivered and, therefore, such statements should be read in conjunction with the annual audited financial statements for such year. There are no liabilities, direct or indirect, fixed or contingent, of the Borrower which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition, prospects or operations of the Borrower since the date of such financial statements (and to the Borrower’s knowledge no such material adverse change is pending or threatened), and the Borrower has not guaranteed the obligations of, or made any investment in or advances to, any person except as disclosed in such financial statements. The Borrower has good and marketable title to all of its properties and assets, and all of such properties and assets are free and clear of liens and encumbrances, except as reflected on such financial statements or in the notes thereto. The Borrower is not insolvent on the date hereof within the meaning of the Bankruptcy Code.

     (y) Compliance with Laws. The Borrower is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which could materially adversely affect the condition (financial or other) of the Borrower or the ability of the Borrower to perform its obligations under the Letter of Credit Documents and the Bond Documents or otherwise conduct its activities.

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     (z) Redemptions. Except as set forth on Schedule 7.1 (z), Borrower has not granted any stockholder the right to have any or all of its stock, or options or warrants to purchase stock of the Borrower, redeemed, purchased or otherwise retired prior to the Maturity Date and the Borrower has not set aside any sums for any such purchase, redemption or retirement.

ARTICLE VIII.

REPRESENTATIONS AND COVENANTS OF BORROWER
WITH RESPECT TO FACILITY; RELATED MATTERS

     SECTION 8.1. Completion of Facility. The Bonds are being issued to finance a portion of the Facility Costs. The Borrower has completed the Facility in accordance with the Plans and Specifications and in accordance with the requirements of the Letter of Credit Documents and the Bond Documents.

     SECTION 8.2. Covenants by Borrower with Respect to Completion of Facility. With respect to the completion of the Facility, the Borrower hereby covenants and agrees with the Bank that:

     (a) Time of Completion. The Borrower has completed, on or before the Completion Date, the improvements to and equipping of the Facility in accordance with the Plans and Specifications and the Construction Contract, free and clear of any Encumbrance or any claims for any Encumbrance for material supplies and for labor or services performed in connection with the Facility except as described on Schedule 8.2(a) hereof.

     (b) Inspection. The Borrower will permit the Bank and its representatives and MIDFA and its representatives to enter upon the Facility and surrounding areas, upon reasonable notice to the Borrower (which may be telephonic) during normal business hours, to inspect the Facility and the Equipment, and to examine all detailed plans and drawings which are or may be kept at the site, and will cooperate, and cause the Landlord to cooperate, with the Bank and MIDFA in connection with any such inspections; provided, however, any person conducting such inspection shall comply with the Borrower’s safety and operating policies and procedures.

     (c) Delivery of Certain Documents to Bank. The Borrower has delivered and will deliver to the Bank, if requested by the Bank, any contracts, bills of sale, statements, receipted vouchers or agreements, under which the Borrower claims title to any materials, fixtures or articles incorporated in the Facility or subject to the lien arising under any of the Letter of Credit Documents.

     (d) Correction of Defects. The improvements to the Facility have been constructed in accordance with good building practices. The Borrower will promptly notify the Bank of any structural defect in the Facility and, upon demand by the Bank, commence and proceed promptly and diligently to correct any structural defect in the Facility. The Bank shall determine in its reasonable discretion whether the Borrower is acting promptly and diligently. No approval of any disbursement by the Bank from the Facility Fund will constitute a waiver of the Bank’s right to require compliance with this covenant with respect to any such defects.

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     (e) Identification of Subcontractors and Suppliers. The Borrower has delivered to the Bank and MIDFA a list of all subcontractors, mechanics and materialmen, which list specifies the name and address (including the names of principals of unincorporated businesses) and contract value for each subcontractor and mechanic and materialman.

     (f) Compliance With Restrictions, etc. The Borrower has complied and will continue to comply with all applicable building restrictions, zoning ordinances, building codes, environmental protection requirements and other governmental regulations applicable to the Facility, noncompliance with which could adversely affect the financial position of the Borrower or the security for the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations, subject to the Borrower’s right to contest any of the foregoing as set forth in Section 9.2 hereof, or which may impose any duty or obligation upon the Borrower or any other occupant of the Facility, or any part thereof, and the Borrower will do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of, or constituting any portion of, the Facility.

     (g) Payment of Contractor. The Borrower will promptly pay the Contractor and all other contractors and materialmen the amounts justly due to them, and receive the disbursements from the Facility Fund, and hold the right to receive such disbursements, as trust funds to be applied for the purpose of paying the cost of the completion of the Facility.

     SECTION 8.3. Enforcement of Remedies Against Contractor and Subcontractors and Their Sureties. The Borrower covenants that it will (at its sole cost and expense) take such action and institute such proceedings as shall be necessary to cause and require all contractors, including (without limitation) the Contractor, subcontractors, and material suppliers to complete their contracts, including (without limitation) the Construction Contract, diligently in accordance with the terms of such contracts, including (without limitation) correcting any defective work. The Borrower may, from time to time, take such action as may be necessary or advisable, as determined by the Borrower (and at the Borrower’s sole cost and expense) to insure the improvements to and equipping of the Facility in accordance with the Plans and Specifications and the terms of the Construction Contract, to insure the purchase and installation of any equipment in the Facility, and to insure the peaceable and quiet enjoyment of the Facility. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing, less any expenses incurred by the Borrower in order to collect the same, shall be used to correct any defective work with respect to the Facility or to pay other Facility Costs.

     SECTION 8.4. Application of Proceeds of the Bonds.

     (a) General. On the Closing Date, the proceeds of the sale of the Bonds will be deposited with the Trustee into the Facility Fund to be advanced to the Borrower, or for the account of the Borrower, to pay the Facility Costs or to reimburse the Borrower for the payment of the Facility Costs. Such funds will also be disbursed directly to the Borrower, or for the account of the Borrower, to pay for the Costs of Issuance of the Bonds as the same are incurred and to pay the Facility Costs as the construction and equipping of the Facility progresses. Disbursements shall be made only against requisitions in the form attached to the Indenture as Exhibit B, which requisitions must be approved by the Bank pursuant to the procedures set forth

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herein and in the Indenture. Disbursements from the Facility Fund shall be made only to pay Facility Costs as permitted by the Acts.

     On the Closing Date, the Bank will approve a disbursement (the “Initial Disbursement”) from the Facility Fund sufficient to pay certain transaction costs incurred by the Borrower in connection with the issuance and sale of the Bonds and certain Facility Costs incurred by the Borrower prior to the Closing Date, as approved by the Bank.

     The Required Post Closing Documents, all of which are customarily required by the Bank and MIDFA prior to closing in connection with the financing of facilities similar to the Facility, will not be available on the Closing Date. If all of the Required Post Closing Documents shall not have been received and approved, in all respects, by the Bank and MIDFA prior to May 12, 2003 (or such later date as the Bank and MIDFA, in their sole discretion, may select and approve), an Event of Default shall be deemed to have occurred hereunder.

     The waiver by the Bank and MIDFA of any requirement for a disbursement, or the failure by the Bank and MIDFA to insist upon strict performance of such requirements for the Initial Disbursement or any subsequent disbursement shall not be deemed a waiver of the Bank’s or MIDFA’s rights to later insist upon strict compliance with such conditions with respect to any future disbursements.

     (b) Investments. Moneys on deposit with the Trustee in the Facility Fund shall be invested in Permitted Investments (as defined in the Indenture) at the direction of the Borrower. Except as otherwise provided in the Indenture, investment earnings on moneys on deposit in the Facility Fund will be disbursed to the Borrower, or for the account of the Borrower, solely to pay the Facility Costs, or to reimburse the Borrower for the payment of the Facility Costs, as the improvements to the Facility progresses.

     (c) Amounts Remaining After Completion. Upon approval and payment of the final holdback of the Direct Costs of Construction, all moneys remaining in the Facility Fund shall be applied in accordance with Section 5.5 of the Indenture.

     (d) Approval of Bank Required. All requisitions for disbursements of moneys on deposit in the Facility Fund shall be made in accordance with the terms of the Indenture and this Letter of Credit Agreement and shall be subject to the prior written approval of the Bank. No disbursements will be made from the Facility Fund except upon a requisition signed by the Authorized Borrower Representative and approved in writing by the Bank. The Bank shall have a period of ten (10) Business Days within which to approve any requisition.

     (e) Disbursements for Facility Costs Other than Direct Costs of Construction. Requisitions for Facility Costs, other than Direct Costs of Construction, must (i) include an itemization of the costs for which payment is requested, (ii) have attached thereto invoices evidencing such costs, (iii) indicate that the delivery and installation of any equipment for which payment is requested has been completed except for payment of amounts as shall be reasonably satisfactory to the Bank, (iv) be approved by the Bank prior to any disbursement from the Facility Fund, and (v) have attached thereto any additional documents or information (including any financing statements or amendments to financing statements and all filing fees necessary for

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the filing thereof) reasonably required by the Bank in order to create or perfect, or continue the perfection of, the Bank’s security interest in the equipment.

     (f) Disbursements for Direct Costs of Construction. Requisitions for Direct Costs of Construction must include the AIA approved progress payment form, which must be signed by the Contractor and the Borrower.

     (g) Release of Final Holdback. The final holdback of the Direct Costs of Construction under the Construction Contract will be retained until the Bank and the Trustee have been furnished with final mechanics’ lien waivers from the Contractor and all subcontractors, materialmen and mechanics. The Borrower shall deliver to the Bank all documents necessary for the release of the final holdback and evidence that all other items necessary for the release of the final holdback have been completed no later than June 30, 2003.

     (h) Disbursement Procedure. All disbursements from the Facility Fund will be made by the Trustee directly to the Borrower; provided, however, that notwithstanding any provision of any of the Bond Documents or the Letter of Credit Documents, the Bank may, in its sole discretion, require that all disbursements from the Facility Fund be made (i) jointly to the Borrower and any one or more of the Contractor or subcontractors, laborers, materialmen or persons furnishing labor, services, materials or equipment used or to be used on or in connection with the Facility (including authorized extras), or (ii) directly to the Contractor, or to subcontractors, laborers, materialmen or persons furnishing labor, services, materials or equipment used or to be used on or in connection with the Facility (including authorized extras), or to any combination thereof, or to pay any loan fees, taxes, appraisals, inspection fees, recording charges, legal fees and any other outstanding amounts due relating to the Facility and the full cost of its completion. Any such disbursement or payment shall be deemed to have been made to the Borrower or for its account.

     SECTION 8.5. Conditions Precedent to the Bank’s Approval of Requisitions for Disbursements from Facility Fund. The Bank shall not be obligated to approve any requisition for disbursement from the Facility Fund including the Initial Disbursement until it shall have received a requisition meeting the requirements of Section 5.3 of the Indenture, and until all of the following conditions precedent shall have been fully met and complied with in all respects:

     (a) No Event of Default. There shall exist no Event of Default and no circumstances or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

     (b) Representations and Warranties. The representations and warranties of the Borrower contained under Article VII of this Letter of Credit Agreement shall be true and correct in all material respects with the same effect as though made on the Closing Date. Each requisition for disbursement shall constitute a representation by the Borrower to such effect as of the date of such requisition.

     (c) Waivers of Liens; Receipts. The Borrower shall have furnished waivers of liens and receipts of payment as to the Contractor and each subcontractor for all work performed to

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the date of each requisition (at the time such requisition is submitted) and waivers of liens from each supplier of materials included in such requisition.

     (d) Financing Statement Search Report. At the option of the Bank, the Bank shall have received an updated financing statement search showing that the Equipment Collateral is clear of any Encumbrance (other than Permitted Encumbrances) to the date of such disbursement and that no financing statements affecting the Equipment Collateral (other than Permitted Encumbrances), or any part thereof, other than in favor of the Issuer and the Bank, have been filed, until, if there are any such Encumbrances, the same have been removed, discharged, bonded, or insured over to the satisfaction of the Bank.

     (e) Proper Application of Prior Disbursements. The Bank shall have received, upon the Bank’s request, evidence satisfactory to it that all prior disbursements have been properly applied to Facility Costs.

     (f) Documents Required Prior to Disbursements for Equipment Collateral. The Bank shall have received and approved all of the following:

(i)	specific description of such Equipment Collateral, including name of manufacturer, manufacturer’s I.D. number or serial number and any other information reasonably requested by the Bank in order to sufficiently describe the equipment being financed so that the Bank’s security interest in such equipment is adequately described and may be adequately perfected, and

(ii)	a financing statement or amendment to financing statement, if necessary in the sole opinion of the Bank, together with all filing fees and recordation taxes therefor, to be filed among the appropriate financing statement records in order to perfect such security interest.

     (g) Sufficient Funds to Complete Facility. The Bank shall have received from the Contractor a certificate stating that the amounts remaining to be paid in respect of the Completion of the Facility do not exceed the balance of the Facility Fund.

     (h) Quality and Quantity of Construction. The Bank shall have received evidence acceptable to the Bank in its reasonable discretion that work performed and materials in place to the date of the requisition are satisfactory both as to quantity and quality.

     SECTION 8.6. Financing Sign on Facility; Publicity. The Borrower authorizes the Bank and the Issuer to place a sign at the Facility (subject to the provisions of the Lease), for a period not to exceed ninety (90) days from the date such sign is installed, at any location mutually agreeable to the Bank and the Borrower, with the Borrower’s consent, which consent shall not be unreasonably withheld, and to prepare and furnish tombstone advertisements and news releases to the news media or any other publications selected by the Bank or the Issuer advertising the fact that financial assistance for the Facility has been obtained from the Bank and the Issuer, and the details of such financial assistance and using the name of the Borrower.

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ARTICLE IX.

COVENANTS AND AGREEMENTS WITH RESPECT TO PROPERTY

     SECTION 9.1. Use of Facility. The Borrower will use the Facility in accordance with the terms of the Lease for general offices and as a wet laboratory facility for research and development for Borrower’s pharmaceutical business (the “Permitted Use”), or for any other use approved by the Bank and the Issuer in their sole and absolute discretion.

     SECTION 9.2. Compliance with Laws. The Borrower will comply with and not violate the Lease, all present and future laws, statutes, ordinances, rules, regulations, decrees and orders of any governmental or other authority or regulatory body relating to the Facility or any part thereof or to the use and operation of the Facility or any part thereof; provided, however, that the Borrower may, at its sole cost and expense, in good faith and by appropriate and diligent proceedings, contest the validity or applicability of any such law, statute, ordinance, rule, regulation, decree, or order, or Lease provision so long as (i) the Borrower’s ability to pay and perform the Borrower’s Letter of Credit Obligations and the Borrower’s Bond Obligations and the security for the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations is not, in the sole opinion of the Bank, materially impaired during the period of contest, (ii) the Borrower gives the Bank notice of its intention to contest, (iii) the Borrower diligently prosecutes such contest and (iv) the Borrower at all times effectively stays or prevents enforcement of any such law, statute, ordinance, rule, regulation, decree or order until resolution of the contest.

     SECTION 9.3. Approvals and Inspections. No inspections or approvals of the Facility by the Bank shall constitute a warranty or representation by the Bank or any of its agents, representatives or designees, as to the technical sufficiency, or adequacy or safety of the structure or any of its component parts, including without limitation, its fixtures, equipment or furnishings, nor shall such approvals or inspections constitute such a warranty or representation as to any other physical condition or feature pertaining to the Facility or the Leased Premises.

     All acts, including any failure to act, relating to the Facility by any agent, representative or designee of the Bank are performed solely for the benefit of the Bank to assure payment and performance of the Borrower’s Letter of Credit Obligations and are not for the benefit of the Borrower or any other Person.

     SECTION 9.4. Possession of the Facility. The Bank agrees that the Facility shall be the sole property of the Borrower and that the Borrower shall enjoy the sole and exclusive ownership and possession of the Facility (subject to the right of the Bank to enter on the Facility for inspection and other purposes pursuant to the provisions of this Letter of Credit Agreement). The Bank covenants and agrees that it will not take any action, other than pursuant to (a) Article XIII of this Letter of Credit Agreement, and (b) the Letter of Credit Documents to prevent the Borrower from having quiet and peaceable enjoyment of the Facility.

     SECTION 9.5. Insurance. In addition to any other insurance required under the other Letter of Credit Documents or the Bond Documents, the Borrower shall maintain the insurance as provided in this Section 9.5.

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     (a) Insurance Required. The Borrower, until the expiration of this Letter of Credit Agreement, shall, at its sole cost and expense, maintain or cause to be maintained insurance coverage in accordance with the customary insurance practices of businesses similar to the business which will be carried on in, or on the Facility, but in all events at least to the following extent:

(i)	Insurance of Tenant’s Interest in Facility. The Borrower will keep its interest in the Facility insured, and will cause the Landlord to keep the Facility insured, against loss or damage from:

(i)	the perils of fire and hazards ordinarily included under standard extended coverage endorsements in amounts necessary to prevent the application of any co-insurance provisions of the applicable policies up to the full insurable value thereof within the terms of applicable policies, and

(ii)	boiler or pressure vessel explosion (if there are boilers or pressure vessels located on or about the Leased Premises) in an amount customarily carried in the case of similar operations, and

(iii)	such other insurance on the Facility or any replacements or substitutions therefor, against other insurable casualties which at the time are commonly insured against in the case of properties of similar character and location, due regard being given to the height and type of the improvements comprising the Facility, their construction, location, use and occupancy, or any replacements or substitutions therefor, such insurance to be in such amounts as may from time to time be reasonably required by the Bank.

(ii)	General Public Liability, Worker’s Compensation, and Property Damage Insurance. The Borrower shall maintain or cause to be maintained:

(i)	general public liability insurance and worker’s compensation insurance in amounts usually carried by similar operations against claims for bodily injury or death occurring upon, in or about the Leased Premises, with such insurance (other than worker’s compensation insurance) to afford protection to the limit of not less than $11,000,000 in respect of bodily injury or death for any one occurrence and to the limit of not less than $11,000,000 for the aggregate of all occurrences during any given annual policy period, and

(ii)	property damage insurance against claims by Borrower for damage to property (including loss of use) occurring upon, in or about the Leased Premises with such insurance to afford protection to the limit of not less than $10,400,000 in respect of damage to property

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for any one occurrence and $10,400,000 for the aggregate of all occurrences during any given annual policy period.

(iii)	Builders Risk Insurance. During any period of construction upon the Leased Premises, the Borrower shall maintain, or cause the Landlord, the Contractor, or others to maintain, builder’s risk insurance of the type customarily carried in the case of similar construction for the full replacement cost of work in place and materials stored at or upon the Leased Premises.

(iv)	Flood Insurance. If at any time the Leased Premises is located in an area that has been identified by the Federal Insurance Administration as having special flood and mudslide hazards, and in which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, the Borrower shall purchase and maintain, or cause the Landlord to purchase and maintain a flood insurance policy in the Stated Amount or the maximum limit of coverage available on the Property, whichever is less. In the event that the Property is not in an area having special flood and mudslide hazards, the Borrower shall deliver to the Bank on the Closing Date, and thereafter upon request, a certificate or letter issued by its insurance company stating that the Leased Premises is not in such a flood or mudslide area.

(v)	Business Interruption Insurance. The Borrower will maintain or cause to be maintained business interruption insurance in an amount equal to $5,000,000.

(vi)	Additional Insurance. The Borrower will keep, or cause the Landlord to keep, the Leased Premises insured against any other risk insured against by persons operating like properties in the locality of the Leased Premises, in such amounts as are insured against by such persons, or as may be from time to time reasonably required by the Bank and the Issuer. The Borrower will obtain and keep in force such other and further insurance as may be required from time to time by the Bank.

     (b) Specific Requirements With Respect to Insurance. The following provisions shall apply with respect to the insurance coverage required by this Section 9.5:

(i)	Insurance Companies. All insurance required by this Section shall be carried with responsible insurance companies selected by the Borrower, but unrelated to the Borrower, and may be effected by endorsement of blanket insurance policies; provided, however, that all policies of insurance shall be written by companies of recognized standing which are authorized to do business in the State and are approved by the Bank:

(ii)	Evidence of Insurance. The Borrower shall deliver to the Bank, promptly upon the execution and delivery of this Letter of Credit Agreement,

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original policies or duplicates thereof, or binders evidencing such insurance, and the Borrower shall deliver to the Bank, at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof, or binders evidencing the renewal of such insurance and the payment of the premiums therefor.

(iii)	Loss Payee Clauses. The insurance policies required by subsections (i), (iii), (iv) and (v) of Section 9.5(a) hereof and all renewals thereof are hereby assigned to the Bank and shall be deposited with and held by the Bank, and as collateral and further security for the Borrower’s Bond Obligations and the Borrower’s Letter of Credit Obligations, and shall have attached thereto standard noncontributing, nonreporting loss payee clauses in favor of and entitling the Bank and the Issuer, as their interests may appear, without contribution, to collect any and all proceeds payable under such insurance as their interests may appear, all to be in form and substance acceptable to the Bank.

(iv)	Cancellation. The Borrower will immediately notify the Bank and the Issuer of any cancellation of or change in any insurance policy, and each such insurance policy to be provided under this Section 9.5 shall contain an agreement by the insurer that it will not cancel such policy except upon at least thirty (30) calendar days’ prior written notice to the Bank and the Issuer, and that any loss otherwise payable thereunder shall be payable notwithstanding any act of negligence of the Bank, the Issuer or the Borrower which might, absent such agreement, result in a forfeiture of all or part of such insurance payment.

(v)	Collection and Adjustment of Insurance. So long as an Event of Default shall not have occurred and be continuing under this Letter of Credit Agreement, the Borrower may collect, adjust and compromise any losses or claims under any of the insurance policies described in this Section 9.5; provided, however, that the Bank must approve any such adjustment or compromise by the Borrower. If an Event of Default shall have occurred, the Bank shall collect, adjust and compromise any losses or claims under any of such insurance policies. The Net Proceeds of such insurance, whether collected by the Borrower or the Bank, shall be held in trust to be applied only as set forth in Section 9.7 hereof; provided, however, that so long as an Event of Default shall not have occurred and be continuing, if the Net Proceeds are less than $100,000, such amount shall be delivered directly to the Borrower to be applied as set forth in Section 9.7 hereof.

(vi)	Failure of the Borrower to Effect Insurance. The Borrower will promptly pay when due any and all premiums on all such insurance. On each anniversary of the Closing Date, the Borrower shall deliver to the Bank and the Issuer a certificate, dated as of such date, to the effect that there is then in force all such insurance which is then required to be maintained

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by the Borrower. Should the Borrower fail to effect, maintain or renew any of the insurance required by this Section in the required amounts, or to pay the premium therefor, or to deliver to the Trustee, the Bank and the Issuer any of such certificates, then in any of such events the Bank, at its option, but without obligation so to do, may procure such insurance, and any sums expended by it to procure any such insurance shall be payable by the Borrower to the Bank with interest, at the Penalty Rate on demand; however, it is expressly understood that procurement by the Bank of any such insurance shall not be deemed to waive or release the default of the Borrower, or the right of the Bank, at the Bank’s option, to exercise the remedies hereinafter set forth upon the occurrence of an Event of Default.

(vii)	Post Foreclosure Collection of Insurance. In the event of a sale of all or any part of the Facility pursuant to the provisions of the Security Agreement or the Assignment of Lease, the Bank shall succeed to all the rights and interest of the Borrower, including any right of the Borrower to unearned premiums, in and to all such policies of insurance.

(viii)	Separate Insurance. The Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Section 9.5, unless the Issuer and the Bank are included therein as named insured, with loss payable as required in this Letter of Credit Agreement. The Borrower shall immediately notify the Bank whenever any such separate insurance is applied for and shall promptly deliver to the Bank the policy or policies or binders evidencing the same.

     SECTION 9.6. Condemnation. So long as no Event of Default shall have occurred and be continuing, the Borrower is hereby authorized, at its option, to commence, appear in and prosecute, any action or proceeding relating to any condemnation of the Facility or any part thereof, or sale in lieu of condemnation, and, subject to the rights of the Landlord under the Lease, to settle or compromise any claim in connection therewith, provided, however, that the Bank shall approve any such settlement or compromise by the Borrower.

     If an Event of Default shall have occurred and be continuing, the Bank is hereby authorized, at its option, to commence, appear in and prosecute, in its own or in the Borrower’s name, any and all actions or proceedings relating to any condemnation of the Property or any part thereof, or sale in lieu of condemnation, and to settle or compromise any claim in connection therewith. Notwithstanding any taking by eminent domain, sale in lieu of condemnation, alteration of the grade of any street or other injury to, or decrease in, the value of the Facility by any governmental authority, the Borrower will continue to pay the Borrower’s Bond Obligations and the Borrower’s Credit Obligations as and when the same shall become due and payable, and any reduction in the Borrower’s Bond Obligations or the Borrower’s Credit Obligations resulting from the application of any Condemnation Award shall be deemed to take effect only on the date of such receipt. All or any part of any Condemnation Award so received shall be deposited with the Bank and applied as set forth in Section 9.7 hereof. If, prior to the receipt by the Bank of such Condemnation Award, the Borrower’s interest in the Facility or any part thereof shall have been sold pursuant to the provisions of the Security Agreement or the Assignment of Lease, the

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Bank shall have the right to receive such Condemnation Award to the extent of (a) any deficiency found to be due upon such sale, with legal interest thereon, and (b) the reasonable attorneys’ fees, costs and disbursements incurred by the Bank in connection with the collection of such Condemnation Award. The Borrower agrees to execute and deliver, from time to time, upon the request of the Bank, such further instruments or documents as may be requested by the Bank or the Issuer to confirm the grant and assignment to the Bank or the Issuer of any such condemnation award.

     SECTION 9.7. Damage and Destruction; Condemnation; Application of Net Proceeds. If, at any time prior to the repayment in full of all of the Borrower’s Letter of Credit Obligations and the Borrower’s Bond Obligations, (a) the Facility or any part thereof is damaged by fire or other casualty or is destroyed (in whole or in part) by fire or other casualty, or (b) title to, or the use of, the Leased Premises or any part thereof, or the interest of the Borrower in the Leased Premises or any part thereof, is taken under the exercise of the power of eminent domain by any governmental body or by any person acting under any governmental authority, either temporarily or permanently, the Net Proceeds resulting from any event described in this Section will be deposited with the Trustee and applied as follows:

     (a) Application of Net Proceeds - Damage or Destruction. The Net Proceeds resulting from any event of damage or destruction as referred to in the immediately preceding clause (a) shall be applied to one of the following purposes:

(i)	to the repair, rebuilding or restoration of that portion of such property damaged or destroyed by fire or other casualty, in which event the Net Proceeds shall be deposited into the Net Proceeds Escrow Fund with the Trustee, and the Borrower will (1) proceed promptly to repair, rebuild or restore that part of such property so damaged or destroyed to substantially the same condition as it existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Borrower and as will not, in the sole opinion of an Independent Engineer, impair the operating unity or productive capacity of the Facility, and (2) cause withdrawals to be made from the Net Proceeds Escrow Fund to pay the costs of such repair, rebuilding or restoration, either on completion thereof or as the work progresses. Disbursements from the Net Proceeds Escrow Fund to pay such costs of repair, rebuilding or restoration shall be made following the same procedure set forth in Section 5.3 of the Indenture for making disbursements from the Facility Fund and against requisitions in substantially the same form as the form of requisition attached to the Indenture as Exhibit B, with such modifications as may be necessary to reflect the nature of the work being done. The balance, if any, of the Net Proceeds remaining after the payment of all of the costs of such repair, rebuilding or restoration shall be applied (1) to the Borrower’s reimbursement obligations to the Bank to the extent of any drawing honored by the Bank to pay the redemption price of Bonds redeemed in accordance with Section 3.1 (b) of the Indenture or to pay the purchase price of Bonds purchased pursuant to Section 4.4 of the

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Indenture, or (2) to the redemption of the Bonds as set forth in Section 3.1(b) of the Indenture and Section 4.1(b) of the Loan Agreement, or to the purchase of Bonds as set forth in Section 4.4 of the Indenture; or

(ii)	to the Borrower’s reimbursement obligations to the Bank to the extent of any drawings honored by the Bank to pay the redemption price of Bonds redeemed in accordance with Section 3.1(b) of the Indenture or to pay the purchase price of Bonds purchased pursuant to Section 4.4 of the Indenture, or to the redemption of the Bonds in full or in part as set forth in Section 3.1 (b) of the Indenture and Section 4.1 (b) of the Loan Agreement, or to the purchase of Bonds as set forth in Section 4.4 of the Indenture;

in either of which events, the Borrower shall pay to the Trustee any additional amounts which, when added to such Net Proceeds, will permit the Bonds to be redeemed or purchased in Authorized Denominations.

     (b) Application of Net Proceeds - Condemnation. The Net Proceeds resulting from any taking as referred to in clause (b) above shall be applied to one of the following purposes:

(i)	to the repair, rebuilding, restoration or alteration of any part of the remaining portion of the Facility which may have been altered, damaged or destroyed as a result of any such taking or to the acquisition by the Borrower, by construction or otherwise, of other lands or improvements suitable for the Borrower’s operations at the Facility (which land or improvements (a) shall be acquired by the Borrower, subject to no liens or encumbrances, (b) shall be located in a “priority funding area” in Montgomery County, Maryland (as defined in Section 5-7B-02 of the State Finance and Procurement Article of the Annotated Code of Maryland), and (c) shall be deemed part of the Facility in any or all of which events the Net Proceeds shall be deposited into the Net Proceeds Escrow Fund), and the Borrower will (1) proceed promptly to repair, rebuild, restore, or alter that part of such remaining property which may have been altered, damaged or destroyed as a result of any such taking to substantially the same condition as it existed prior to such taking, with such changes, alterations and modifications (including the acquisition by the Borrower of other lands and improvements and/or leasehold interests) as may be desired by the Borrower and as will not, in the sole opinion of an Independent Engineer, impair the operating unity or productive capacity of the Facility, and (2) cause withdrawals to be made from the Net Proceeds Escrow Fund to pay the costs of such repair, rebuilding, restoration, alteration, and acquisition. Disbursements from the Net Proceeds Escrow Fund to pay such costs of repair, rebuilding, restoration, alteration and acquisition shall be made following the same procedure set forth in Section 5.3 of the Indenture for making disbursements from the Facility Fund and against requisitions in substantially the same form as the form of requisition attached to the Indenture as Exhibit B, with such

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modifications as may be necessary to reflect the nature of the work being done. The balance, if any, of the Net Proceeds remaining after payment of all of the costs of such repair, rebuilding, restoration, alteration, and acquisition shall be applied (x) to the Borrower’s reimbursement obligations to the Bank to the extent of any drawings honored by the Bank to pay the redemption price of Bonds redeemed in accordance with Section 3.1(b) of the Indenture, or to pay the purchase price of Bonds purchased pursuant to Section 4.4 of the Indenture, or (y) to the redemption of the Bonds as set forth in Section 3.1(b) of the Indenture and Section 4.1(b) of the Loan Agreement, or to the purchase of Bonds as set forth in Section 4.4 of the Indenture; or

(ii)	to the Borrower’s reimbursement obligations to the Bank to the extent of any drawings honored by the Bank to pay the redemption price of Bonds redeemed in accordance with Section 3.1(b) of the Indenture or to pay the purchase price of Bonds purchased pursuant to Section 4.4 of the Indenture, or to the redemption of the Bonds in full or in part as set forth in Section 3.1(b) of the Indenture and Section 4.1(b) of the Loan Agreement, or to the purchase of Bonds as set forth in Section 4.4 of the Indenture;

in either of which events, the Borrower shall pay to the Trustee any additional amounts which, when added to such Net Proceeds, will permit the Bonds to be redeemed or purchased in Authorized Denominations.

          The Borrower shall determine the application of Net Proceeds in accordance with this Section, unless an Event of Default has occurred and is continuing or the Net Proceeds constitute a substantial portion of the then-current principal amount of the Bonds, in the reasonable judgment of the Bank. In either of such events, the determination as to application of Net Proceeds shall be made by the Bank in its sole discretion.

          Notwithstanding anything herein or in any of the Bond Documents or the Letter of Credit Documents to the contrary, Net Proceeds may not be used to purchase Bonds in accordance with Section 4.4 of the Indenture without the prior written consent of the Bank, which written consent must be delivered to the Trustee.

          The Borrower expressly waives any right or privilege now granted or created under the provisions of any of the real property laws of the State or any similar law, rule or regulation now or hereafter in effect relating to such condemnation, damage or destruction from any cause and agree that the foregoing provisions of this Article shall govern in lieu thereof.

          All Net Proceeds received by the Bank or the Borrower shall be held in trust by the recipient thereof to be applied in accordance with the terms of this Section. In the event the Net Proceeds are not sufficient to pay in full the costs of repairing, rebuilding, altering and restoring the Facility as provided in this Section, the Borrower will nonetheless complete the work thereof and pay that portion of the costs thereof in excess of the amount of such Net Proceeds, and the Bank may, as a condition precedent to disbursement of any Net Proceeds from

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the Net Proceeds Escrow Fund, require that the Borrower deposit moneys into the Net Proceeds Escrow Fund or furnish to the Bank an irrevocable letter of credit or a surety bond satisfactory to the Bank, in either case in an amount sufficient to pay the costs of repairing, rebuilding, altering and restoring such property in excess of the Net Proceeds available for such purposes. The Borrower shall not, by reason of the payment of any costs in excess of the amount of such Net Proceeds (whether by direct payment thereof or payment to the Bank therefor), be entitled to any reimbursement from the Issuer or the Bank or any abatement or diminution of the payments payable under the Bond Documents or the Letter of Credit Documents.

          Any moneys held as part of the Net Proceeds Escrow Fund shall be invested by the Trustee as provided in Section 6.1 of the Indenture.

     SECTION 9.8. Maintenance and Repair of the Facility. The Borrower will, or will cause the Landlord to, at its sole cost and expense, (a) properly operate, keep and maintain the Facility and each part thereof in good condition, working order and repair, and (b) make all necessary or appropriate repairs, replacements and renewals to the Facility and Additions so that each part of the Facility shall at all times be in good condition, fit and proper for the respective purposes for which they were originally intended, erected, or installed and to insure that the security for the Borrower’s Bond Obligations and the Borrower’s Letter of Credit Obligations are not impaired. The Borrower shall, or shall cause the Landlord to, keep and maintain all portions of the Facility and the sidewalks, curbs, and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

     SECTION 9.9. Alterations, Additions and Improvements. Except (a) for application of Net Proceeds in the event of damage or destruction to the Facility or a taking as described in Section 9.7(b) hereof to the extent permitted by Section 9.7 hereof, and (b) as hereinafter provided in this Section, no portion of the Facility shall be removed, demolished or materially altered; provided, however, the Borrower may, without the consent of the Bank, but at its sole cost and expense:

     (a) make additions, improvements or replacements to the Equipment Collateral that it may deem desirable for its business purposes, provided that the Borrower files with the Bank such evidence as the Bank may require that such additions, improvements, alterations or replacements will not adversely affect the utility of the Equipment Collateral or materially reduce its value; and

     (b) remove and dispose of, free from the lien and security interest of the Security Agreement, such of the Equipment Collateral as from time to time may become worn out or obsolete, provided that either (A) such removal or disposition is in the ordinary course of the Borrower’s business, (B) simultaneously with or prior to such removal any such Equipment Collateral is replaced with other equipment of value at least equal to that of the replaced Equipment Collateral (as evidenced by a certificate of the Authorized Borrower Representative to the effect that the Equipment Collateral removed or disposed of has been replaced by property having at least the same fair market value) and free from the lien or security interest of any title retention or security agreement or other encumbrance, and by such removal and replacement the Borrower shall be deemed to have subjected such equipment to the lien and security interest of the Security Agreement or (C) such Equipment Collateral is sold at fair market value for cash (as

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evidenced by a certificate of the Authorized Borrower Representative to such effect) and the net cash proceeds received from such disposition are paid over promptly to the Trustee to be applied (1) to the Borrower’s reimbursement obligations to the Bank to the extent of any drawing honored by the Bank to pay the redemption price of Bonds redeemed in accordance with Section 3.1 (b) of the Indenture or to pay the purchase price of Bonds purchased pursuant to Section 4.4 of the Indenture, or (2) to the redemption of the Bonds as set forth in Section 3.1(b) of the Indenture and Section 4.1 (b) of the Loan Agreement, or to the purchase of Bonds as set forth in Section 4.4 of the Indenture, in either of which events the Borrower shall pay to the Trustee any additional amounts which, when added to such net cash proceeds, will permit the Bonds to be redeemed or purchased in Authorized Denominations. All permitted additions, alterations, substitutions, replacements and removals shall be constructed expeditiously in a good and workmanlike manner and in compliance with all uniformly applicable laws and requirements applicable thereto, and in accordance with the orders, rules and regulations of the National Board of Fire Underwriters, or any other Board hereafter constituted exercising similar functions. Notwithstanding anything herein or in any of the Bond Documents or the Letter of Credit Documents to the contrary, as long as there is a Letter of Credit in effect and until this Letter of Credit Agreement has expired, proceeds from the sale or disposition of Equipment Collateral may not be used to purchase Bonds in accordance with Section 4.4 of the Indenture without the prior written consent of the Bank, which written consent must be delivered to the Trustee.

     The Borrower shall furnish, in connection with such work, general public liability insurance for the benefit of the Bank, in limits set forth under Section 9.5 hereof. The Borrower shall promptly pay for all such changes, additions, alterations, substitutions, replacements, removals or improvements, shall discharge any and all liens filed against the Equipment Collateral (unless the Borrower in good faith contests any such lien by appropriate and diligent proceedings), and upon the request of the Bank, shall deposit with the Bank a surety bond or other security satisfactory to the Bank to assure the payment for and completion of any such changes, additions, alterations, substitutions, replacements, removals or improvements. All such changes, additions, alterations, substitutions, replacements, removals and improvements shall become a part of the Equipment Collateral and subject to the liens and security interests of the Security Agreement and this Letter of Credit Agreement.

     SECTION 9.10. Other Liens. The Borrower will not, without the prior written consent of the Bank and MIDFA, permit any Encumbrance to accrue or remain on the Equipment Collateral or any part thereof which may be superior to or on a parity with the lien or security interest of the Security Agreement or which may be inferior or junior to the lien or security interest of the Security Agreement, except for the Permitted Encumbrances. The Borrower will give the Bank notice of any default in any permitted senior, parity, junior or subordinated Encumbrance (including the Permitted Encumbrances) on the Equipment Collateral and notice of any foreclosure or threat of foreclosure of such permitted senior, parity, junior or subordinated Encumbrance. The foregoing provisions of this Section 9.10 are not intended to prohibit or limit the Borrower’s rights provided under this Letter of Credit Agreement with respect to acquisition, and purchase money financing, of non-replacement machinery and equipment.

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ARTICLE X.

AFFIRMATIVE COVENANTS OF BORROWER

     SECTION 10.1. Affirmative Covenants of Borrower. Until the termination of this Letter of Credit Agreement, and unless the prior written consent to do otherwise is obtained from the Bank and MIDFA, the Borrower will:

     (a) Reporting Requirements. Furnish or cause to be furnished to the Bank and MIDFA:

(i)	as soon as available but in no event more than thirty (30) days after the close of each fiscal month of the Borrower, a copy of the Borrower’s monthly financial statements which shall include a statement of earnings, sources and uses of funds and a balance sheet as of the end of such month, accompanied by a certificate of the chief financial officer of the Borrower stating whether any event has occurred which constitutes an Event of Default, or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto; and

(ii)	as soon as available but in no event more than one hundred twenty (120) days after the close of each fiscal year of the Borrower, a copy of the unqualified annual audited financial statements relating to the Borrower prepared in accordance with GAAP, which financial statements shall include a balance sheet of the Borrower as at the end of such fiscal year and a statement of earnings, and sources and uses of funds of the Borrower for such fiscal year; and

(iii)	as soon as available but in no event more than one hundred twenty (120) days after the close of each fiscal year of the Borrower, a certificate of the chief financial officer of the Borrower stating whether any event which constitutes an Event of Default hereunder has occurred, or any event which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto; and

(iv)	with reasonable promptness, such budgets, cash flow projections and other additional information, reports or statements as the Bank and MIDFA may from time to time reasonably request; and

(v)	promptly upon the occurrence thereof, written notice of any Change in Control; and

(vi)	the Borrower shall deliver to the Bank and MIDFA, together with each delivery of the financial statements required pursuant to Section 10.1(a)(i), (a)(ii) and (a)(iii), a computation of the financial tests set forth in Sections 10.1(h); and

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(vii)	should any Authorized Borrower Representative acquire knowledge of an Event of Default hereunder or of any fact or circumstance which after notice or lapse of time or both would constitute an Event of Default, the Borrower shall within two (2) Business Days notify the Bank in writing of such Event of Default or fact or circumstance.

     Notwithstanding the above, the Borrower shall send MIDFA the financial statements in (i) above only upon request.

     (b) Taxes and Other Claims. Pay and discharge or cause to be paid and discharged all Taxes imposed upon it or its income, properties or assets prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties or assets. The Borrower shall have the right to contest the validity of any such tax, assessment, charge, levy or claim, by timely and appropriate proceedings, provided that the Borrower shall (a) give the Bank and MIDFA written notice of its intention to contest, (b) diligently prosecute such contest, (c) at all times effectively stay or prevent any official or judicial sale of any of its property or any part thereof by reason of nonpayment of any such taxes, and (d) establish reasonable reserves for such liabilities being contested if the Bank reasonably determines such reserves to be necessary.

     (c) Compliance with Laws. Comply with all applicable federal, State and local laws, rules and regulations, subject to the Borrower’s right to contest the validity or applicability of any of the foregoing, at its sole cost and expense, in good faith and by appropriate and diligent proceedings.

     (d) Compliance with Environmental Laws.

(i)	Comply in all material respects with all Environmental Laws and shall not generate, store, handle, process, dispose of or otherwise use and not permit any other occupant of any of the Leased Premises to generate, store, handle, process, dispose of or otherwise use Hazardous Materials in, on, under or about the Leased Premises in a manner that could lead to imposition on the Borrower or the Bank or the Leased Premises of any liability or lien of any nature whatsoever under any Environmental Law.

(ii)	Notify the Bank promptly in the event of any spill or other release of any Hazardous Material in, on, under or about any of the Leased Premises which is required to be reported to Governmental Authority under any Environmental Law, promptly forward to the Bank copies of any notices received by the Borrower relating to any actual or alleged violation of any Environmental Law and promptly pay when due any fine or assessment against the Bank, the Borrower or the Leased Premises relating to any Environmental Law.

(iii)	If at any time it is determined that the operation or use of any of the Leased Premises violates any applicable Environmental Law or that there is any Hazardous Material located in, on, under or about the Leased

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Premises which under any Environmental Law requires special handling in collection, treatment, storage or disposal or any other form of cleanup or remedial or corrective action, then, within thirty (30) days after the receipt of notice thereof from a Governmental Authority (or such other time period as may be specified in the notice sent by such Governmental Authority) or from the Bank, take, at its sole cost and expense, such actions as may be necessary to fully comply in all material respects with all Environmental Laws, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Borrower shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all material respects and in a timely fashion with all Environmental Laws. Nothing herein shall prohibit the Borrower from asserting any good faith defenses against the applicable Governmental Authority in any governmental demands.

(iv)	If a lien is filed against the Leased Premises by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Borrower or for which the Borrower is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material, then, within thirty (30) days from the date that the Borrower is first given notice such lien has been placed against the Leased Property, either (i) pay the claim and remove the lien or (ii) furnish a cash deposit, bond or such other security with respect thereto as is satisfactory in all respects to the Bank and is sufficient to effect a complete discharge of such lien on the Leased Premises.

     (e) Books and Records. Maintain appropriate books and records with respect to the Facility and all collateral securing the Borrower’s Letter of Credit Obligations and permit access by the Bank and MIDFA and their authorized representatives and employees to the books and records of the Borrower at the offices of the Borrower during normal business hours.

     (f) Insurance. In addition to all insurance required under the other Letter of Credit Documents and the Bond Documents, maintain at all times insurance with responsible insurance companies on such of its properties now or hereafter owned, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity including insurance against loss and damage by fire and other casualty. The Borrower shall file with the Bank, upon its request, a detailed list of the insurance then in effect covering the Borrower and the Borrower’s properties, stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and, within thirty (30) days after notice of writing from the Bank, obtain such additional insurance as the Bank may reasonably request. Each insurance policy pertaining to any of the insurable property in which the Bank has been granted a security interest under any of the Letter of Credit Documents shall name the Bank as an additional insured, and where appropriate, loss payee/mortgagee.

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     (g) Corporate Existence. Maintain its existence as a corporation in good standing in the State of Delaware and remain qualified to transact business in the State.

     (h) Financial Covenants.

(i)	Minimum Liquidity. Maintain, at all times, Properly Margined, unrestricted cash and securities constituting Permitted Investments (as that term is defined in the Collateral/Control Agreement) with an Adjusted Market Value of $7,700,000 in one or more accounts at the Bank or the Securities Intermediary (“Deposits”). The cash and/or marketable securities pledged by the Borrower pursuant to the Collateral/Control Agreement shall be credited against the foregoing $7,700,000 requirement. The Borrower shall, within two (2) Business Days, deposit with the Bank, additional cash and/or marketable securities constituting Permitted Investments whenever the market value of the Deposits hereunder falls below $7,700,000 to make up the deficiency.

(ii)	Minimum Current Ratio. Maintain a minimum ratio of Current Assets to Current Liabilities of not less than 1.5:1 measured monthly.

(iii)	Minimum Tangible Net Worth. Maintain a minimum Tangible Net Worth of no less than $7,700,000. “Tangible Net Worth” shall be defined as members’/stockholders’ equity less all intangibles.

     (i) Inspection of Collateral. The Borrower shall permit the agents of the Bank and MIDFA to have access to the collateral for the Borrower’s Letter of Credit Obligations from time to time, as requested by the Bank, for purposes of examination, inspection, and appraisal thereof for their internal purposes and verification of the records relating thereto. Upon reasonable demand by the Bank, the Borrower shall make the collateral available to the Bank at such places as may be designated by the Bank which are reasonably convenient to all parties.

     (j) Name of Borrower. The Borrower shall promptly notify the Bank and the Issuer in writing of any proposed change in the Borrower’s corporate name prior to taking the action necessary to effect any such change in its corporate name.

     (k) Maintenance of Properties. The Borrower shall maintain, or cause to be maintained, in good repair, working order and condition, ordinary and reasonable wear and tear excepted, all properties now or hereafter owned, leased or otherwise possessed by it, and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto, in each case as and to the extent necessary or appropriate to the proper and advantageous conduct of its business.

     (l) Payment of Debt. The Borrower shall make full and timely payment of the principal of and interest on all of its Debt, whether now existing or hereafter arising, and comply in all material respects with all covenants and agreements set forth in instruments evidencing, securing or governing such Debt.

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     (m) Maintain Accounts with Bank. The Borrower agrees to maintain its primary deposit accounts and operating account services with the Bank and to utilize the investment management services of Allied Investment Advisors, Inc.

ARTICLE XI.

NEGATIVE COVENANTS OF BORROWER

     SECTION 11.1. Negative Covenants of Borrower.

     Until the termination of this Letter of Credit Agreement, without the prior written consent of the Bank and MIDFA, which consent shall not be unreasonably delayed, the Borrower will not:

     (a) Encumbrances. Directly or indirectly, create, incur, assume or suffer to exist any Encumbrance upon, or in, any of the collateral, whether now owned or hereafter acquired, in which the Borrower has granted the Bank a security interest under any of the Letter of Credit Documents, including the collateral described in Section 3.2 hereof, except for Permitted Encumbrances and the security interests granted under the Letter of Credit Documents or Bond Documents.

     (b) Dividends, Redemption etc. Declare any dividends (other than dividends payable in capital stock of the Borrower) on any shares of any class of its capital stock, or set apart any sum for the payment of any dividends on, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower. Create any class of stock of the Borrower, or issue any stock or options or warrants to purchase stock of the Borrower which has the right, or grant to any shareholder, option holder or warrant holder of the Borrower the right, to require the Borrower to redeem, purchase or otherwise retire all or any of the stock of Borrower or set apart any sum for the payment of any such redemption, purchase or retirement. Notwithstanding the above, the Borrower may redeem, purchase or otherwise retire stock of employees, officers or directors of the Borrower in an amount not to exceed $250,000 in the aggregate.

     (c) Officers. Fail to notify the Bank of any change in the officers (within the meaning of Section 240.16a-l of the Regulations under the Securities Exchange Act of 1934, as amended) of the Borrower.

     (d) Plans. (i) Restate or amend any Plan in a manner designed to jeopardize the tax qualified status of such Plan; (ii) permit any officers of the Borrower or any “Commonly Controlled Entity” to materially adversely affect the tax qualified status of any Plan; (iii) engage in or permit any “Commonly Controlled Entity” to engage in any “Prohibited Transactions”, unless such transaction is exempt from the restrictions imposed by Section 406 of ERISA and Section 4975 of the Code; (iv) permit an “Accumulated Funding Deficiency”, whether or not waived, with respect to any Plan; (v) take or permit any “Commonly Controlled Entity” to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the Borrower or any “Commonly Controlled Entity” incurring liability under Title IV of ERISA; (vi) incur or permit any “Commonly Controlled Entity” to incur a “complete withdrawal” or “partial withdrawal” (as defined in Title IV of ERISA) from any “Multiemployer

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Plan”; or (vii) fail to notify the Bank that notice has been received from the administrator of any “Multiemployer Plan” to which the Borrower or any “Commonly Controlled Entity” has an obligation to contribute that any such Plan be placed in reorganization. Terms which appear in quotation marks in this section shall have the meanings ascribed to them under ERISA, the Code and all regulations and rulings issued with respect thereto.

     (e) Borrowing. Incur, create, assume or become liable, directly or indirectly or contingently, in any manner with respect to, or permit to exist, any Indebtedness or liability except (i) Indebtedness existing as of the Closing Date described on Schedule 11.1(e) hereof, provided the terms of such Indebtedness shall not be modified or amended in any material respect without the prior written consent of the Bank and MIDFA; (ii) Other Bank Obligations, (iii) Indebtedness of the Borrower to the Bank under the Letter of Credit Documents; (iv) short- term trade Indebtedness incurred in the ordinary course of business; and (v) additional Indebtedness not to exceed $6,000,000 in the aggregate during the term of the Letter of Credit.

     (f) Mortgages and Pledges. Create, incur or assume any mortgage, pledge, lien or other encumbrance of any kind upon any of its property or assets, whether now owned or hereafter acquired, except:

(i)	encumbrances permitted by the Bank and MIDFA in writing;

(ii)	liens for taxes not delinquent or being contested in good faith by appropriate proceedings in accordance with Section 10.1(b) of this Letter of Credit Agreement;

(iii)	liens in connection with worker’s compensation, unemployment insurance or other social security obligations arising in the ordinary course of business;

(iv)	deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

(v)	mechanics’, worker’s, materialmen’s, landlords’, carriers’, or other like liens arising in the ordinary course of business with respect to obligations (1) which are not due or (2) which are being contested in good faith by the Borrower provided that the Borrower shall (a) give the Bank and MIDFA written notice of its intention to contest, (b) diligently prosecute such contest, (c) at all times effectively stay or prevent any official or judicial sale of any of its property or any part thereof by reason of nonpayment of any such lien, and (d) establish reasonable reserves for such liabilities being contested if the Bank reasonably determines such reserves to be necessary; and

(vi)	purchase money liens on machinery or equipment (other than machinery or equipment which is acquired to replace Collateral); provided, that the indebtedness secured by such liens shall be included in the calculation of

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additional Indebtedness set forth in Section 11.1(e)(v) and shall not exceed the limitations set forth in Section 11.1(e)(v) above.

     (g) Nature of Business. Substantively alter or enter into any agreement which would alter or restrict the character or conduct of the business conducted by the Borrower as of Closing Date.

     (h) Dissolution. Dissolve, liquidate or wind up its affairs.

     (i) Change in Control. Permit or suffer any Change in Control, or enter into, or permit the entering into of, any agreement to effect a Change in Control.

     (j) Asset Dispositions. Make any Asset Disposition (including, without limitation, any sale/leaseback transaction), except (i) assets disposed of in the ordinary cause of business (other than assets comprising Collateral); (ii) dispositions of assets (other than assets comprising Collateral) with a value in excess of $100,000 in the aggregate in any twelve (12) month period, or (iii) dispositions of equipment and machinery (other than machinery or equipment which comprises Collateral) in sale/leaseback transactions; provided that such transactions shall be included in the calculations of additional Indebtedness under Section 11.1(e)(v) and shall not exceed the limitations set forth in Section 11.1(e)(v) above.

     (k) Investments. Make any Investments, except for Permitted Investments as defined in the Indenture and the Collateral/Control Agreement.

     (l) Merger, Consolidation and Acquisitions. Merge with or into or consolidate or combine with any Person or purchase or otherwise acquire any capital stock or other equity interests of another Person or all or any substantial portion of the property or assets of another Person (whether or not involving a merger or consolidation with such other Person); provided, however, the Borrower may merge with or into or consolidate or combine with any Person or purchase or otherwise acquire any capital stock or other equity interests of another Person or all or any substantial portion of the property or assets of another Person engaged in substantially the same business of the Borrower if the total purchase price for such transaction, including but not limited to cash, stock and/or assumption of liabilities, is equal to or less than $500,000 in the aggregate.

     (m) Transactions with Affiliates. Enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, subsidiary or Affiliate of Borrower other than (i) normal compensation and reimbursement of expenses of officers and directors and (ii) except as otherwise specifically prohibited by the Letter of Credit Documents, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, subsidiary or Affiliate.

     (n) Contingent Liabilities. Guaranty, endorse, or otherwise become directly or contingently responsible for the Indebtedness or obligations of any Person.

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     (o) Loans. Make loans or advances (excluding advances to employees for expenses to be incurred and reimbursed) to any Person, firm, joint venture, corporation or other entity.

     (p) Changes in Fiscal Year or Accounting Methods. Change its Fiscal Year or modify its Accounting Methods without the prior written consent of the Bank and MIDFA.

     (q) Existing Debt. Modify any material term of any Debt existing on the Closing Date, nor shall the Borrower make any voluntary prepayments with respect to any such Debt.

     (r) Lease. Make any changes to the Lease.

     (s) Subsidiaries. Create any Subsidiaries.

     (t) Care of Collateral. Do or permit anything to be done to the collateral for the Borrower’s Letter of Credit Obligations or the Borrower’s Bond Obligations that may impair its value or that may violate the terms of any insurance concerning such collateral or any part thereof, always maintaining such collateral in good condition. The Bank shall have no duty to, and the Borrower hereby releases the Bank from, all claims for loss or damage caused by the failure to collect or enforce any accounts receivable or to preserve rights against prior parties to such collateral. The Borrower shall immediately notify the Bank of any event causing deterioration, loss, or depreciation in value of any substantial portion of such collateral and the amount of such loss or depreciation.

     (u) Sale and Leaseback. Enter into any arrangements, directly or indirectly, with any Person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property other than sale/leaseback transactions of equipment and machinery, except sale/leaseback transactions involving equipment or machinery which does not comprise Collateral; provided that such transactions shall be included in the calculations of additional Indebtedness under Section 11.1(e)(v) and shall not exceed the limitations set forth in Section 11.1(e)(v) above.

     (v) Restrictive Agreement. Enter into any agreement (excluding the Letter of Credit Documents and Bond Documents) restricting in any respect the Borrower from fulfilling its obligations under any of the Letter of Credit Documents or Bond Documents or which could adversely affect the collateral in which the Borrower granted to the Bank a security interest under the Letter of Credit Documents or any of the Bank’s rights and remedies under any of the Letter of Credit Documents or under the Bond Documents.

ARTICLE XII.

INDEMNIFICATION

     SECTION 12.1. Special Indemnity. The Borrower hereby agrees to indemnify and hold the Bank harmless from any costs, taxes, losses, assessments, charges, levies, claims or fees (including legal fees) of any kind or character which may arise due to the Bonds not constituting the legal, valid and authorized limited obligations of the Issuer or the Borrower.

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     SECTION 12.2. Indemnification of Bank. To the extent permitted by law, in addition to all amounts payable hereunder, the Borrower shall protect, indemnify, and save harmless the Bank and its officers, employees and agents against and from any and all liabilities, suits, actions, claims, demands, losses, expenses and costs of every kind and nature incurred by, or asserted or imposed against, the Bank and its officers, employees or agents, by reason of (a) any accident, injury (including death) or damage to any person or property, however caused (other than the gross negligence or willful misconduct of the Bank), resulting from, connected with or growing out of any act of commission or omission of the Borrower, or any officers, employees, agents, assignees, contractors or subcontractors of the Borrower or any use, non-use, possession, occupation, condition, operation, service, design, construction, acquisition, maintenance or management of, or on, or in connection with, the Facility, or any part thereof; (b) federal and state securities laws, including, without limitation, any failure to register the Bonds, the Letter of Credit or any other “separate security” under federal or state securities laws; (c) any untrue statement of a material fact or any omission to state a material fact necessary in order to make any statements made, in light of the circumstances under which they were made, not misleading in connection with the sale of the Bonds (in each case, other than as a result of the gross negligence or willful misconduct of the Bank); and, in any such case, regardless of whether such liabilities, suits, actions, claims, demands, damages, losses, expenses and costs be against, or be suffered or sustained by, the Bank or its officers, agents or employees, or be against, or be suffered or sustained by, legal entities, officers, agents, or other persons to whom the Bank or its officers, agents or employees, become liable therefor. The Borrower may, and if so requested by the Bank shall, undertake to defend, at its sole cost and expense, any and all suits, actions and proceedings brought against the Bank or its officers, agents or employees in connection with any of the matters indemnified against in this Section. The Bank agrees to give the Borrower timely notice of and shall forward to the Borrower every demand, notice, summons or other process received with respect to any claim or legal proceedings within the purview hereof, but the failure of the Bank to give such notice shall not affect its right to indemnification hereunder, unless such failure shall have deprived the Borrower of a reasonable opportunity to contest any such claim or legal proceeding. The obligation of the Borrower to indemnify the Bank under this Section 12.2 shall not extend to indemnification of the Bank in its capacity as Remarketing Agent and any rights of the Bank in such capacity shall arise under the Placement and Remarketing Agreement.

     If the indemnification provided for herein is held by a court to be unavailable or is insufficient to hold the Bank harmless in respect of any losses, claims, damages or liabilities (or actions in respect thereof), then the Borrower, shall contribute to the amount paid or payable by the Bank as a result of the losses, claims, damages or liabilities (or actions in respect thereof) (except those caused by the gross negligence or willful misconduct of the Bank) in such proportion as is appropriate to reflect the relative fault of the Borrower on the one hand and the Bank on the other hand, as well as any other relevant equitable considerations.

     SECTION 12.3. Indemnification Under Letter of Credit and Letter of Credit Documents. In addition to all amounts payable hereunder, and to the extent permitted by law, the Borrower hereby protects, indemnifies and holds harmless the Bank from and against, and hereby agrees to defend the Bank against, any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the issuance of the Letter of Credit; it being the intention of the parties that this Letter of Credit Agreement shall be construed and applied to protect and indemnify the Bank

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against any and all risks involved in the issuance of the Letter of Credit all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called “Government Acts”). Notwithstanding anything to the contrary herein contained, the Borrower shall have no obligation to indemnify the Bank from and against any liability incurred by the Bank arising solely out of the gross negligence or willful misconduct of the Bank. The Bank shall not, in any way, be liable for any failure by the Bank or anyone else to pay any drawing under the Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Bank. Nothing in this Section 12.3 is intended to limit the Borrower’s reimbursement obligations contained in Article V hereof.

     The provisions of this Article shall survive the expiration of the Letter of Credit and the termination of the Bond Documents and the Letter of Credit Documents.

ARTICLE XIII.

EVENTS OF DEFAULT AND REMEDIES

     SECTION 13.1. Events of Default Defined. The following shall be “Events of Default” under this Letter of Credit Agreement, and the term “Event of Default” shall mean, whenever it is used in this Letter of Credit Agreement, any one or more of the following events:

     (a) Any representation or warranty made herein or any statement or representation made in any certificate, report or opinion (including legal opinions), financial statement or other instrument furnished in connection with this Letter of Credit Agreement or any of the other Letter of Credit Documents, proves to have been incorrect, false or misleading in any material respect when made; or

     (b) Any failure by Borrower to pay to the Bank (i) a Bond Purchase Principal Drawing under Section 5.1 (a) hereof, (ii) a Principal Drawing under Section 5.1(b) hereof, and (iii) an Acceleration Drawing under Section 5.1(b) hereof, when any of the same shall become due and payable;

     (c) Any failure by Borrower to pay to the Bank (i) an Interest Drawing under Section 5.1(b), (ii) a Bond Purchase Interest Drawing under Section 5.1(c) hereof, (iii) any payment required by Section 4.1 hereof, or (iv) any other payment whatsoever required by this Letter of Credit Agreement to be paid by the Borrower; and any such failure is not cured within one (1) Business Day after notice from the Bank to the Borrower; provided that if Borrower has failed to make payment as provided hereunder two (2) times in the immediately preceding twelve months, the Borrower shall not have any right to notice or cure;

     (d) Any default by the Borrower in the due observance or performance of, or compliance with, any of the terms, covenants, conditions or agreements contained in Section 10.1(h) and such default continues unremedied for five (5) days after the earlier to occur of (i) discovery by the Borrower of such default or (ii) receipt of notice by the Borrower thereof from the Bank; provided however, that if such default cannot be remedied, then such default shall be deemed to be an Event of Default as of the date of the occurrence thereof;

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     (e) Any failure by the Borrower to duly and promptly perform, comply with or observe any of the terms, covenants, conditions or agreements contained in Sections 9.9, 9.10, 10.1(b), 11.1 (a) or 11.1(f) hereof, provided, however, such failure shall not be an Event of Default if in the case of Sections 10.1(b), 11.1(f)(ii) or 11.1.(f)(v), the Borrower is diligently contesting such Encumbrance in good faith in accordance with the terms and provisions of this Letter of Credit Agreement and such failure is either cured or bonded against by the Borrower to the Bank’s satisfaction within thirty (30) days after such failure;

     (f) Any failure by the Borrower timely to provide the notice to the Trustee as set forth in Section 4.9 hereof or to deposit with the Bank the funds required to be deposited with the Bank pursuant to Section 4.9 hereof;

     (g) Any failure by the Borrower to duly and promptly perform, comply with or observe any other term, covenant, condition or agreement contained in this Letter of Credit Agreement or any of the Bond Documents or the other Letter of Credit Documents, or of any other of the Borrower’s Bond Obligations or Borrower’s Letter of Credit Obligations, which failure remains unremedied for fifteen (15) days after the earlier to occur: (i) discovery by the Borrower of such failure or (ii) receipt by Borrower of notice thereof from the Bank; provided however, that if such failure cannot be remedied, then such failure shall be deemed to be an Event of Default as of the date of the occurrence thereof;

     (h) An Act of Bankruptcy occurs with respect to the Borrower or the Borrower becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an Act of Bankruptcy is filed or commenced against the Borrower, the same shall not constitute an Event of Default if such proceeding is dismissed within sixty (60) days from the date of such Act of Bankruptcy;

     (i) The Borrower is dissolved, merged, consolidated or reorganized;

     (j) Any execution or attachment is levied against the Facility, or any part thereof, and such execution or attachment is not set aside, discharged, bonded against, or stayed within thirty (30) days after the same is levied;

     (k) Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of the Facility or a part thereof, such that the intended use of the Facility, as specified herein and in the other Letter of Credit Documents, would not be permitted after such restriction or zoning change;

     (l) Any failure by the Borrower to comply with any material requirement of any Governmental Authority having jurisdiction over the Facility within the time required by such Governmental Authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any material requirement of a Governmental Authority; or any failure by the Borrower to comply with any non-material requirement of any Governmental Authority if the Borrower is diligently contesting in good faith such non-compliance or proceeding or action, in accordance with the terms of this Letter of Credit Agreement, and such non-material failure, proceeding or action is either cured or bonded to the Bank’s satisfaction within thirty (30) days of such failure;

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     (m) Any failure by Borrower to pay to the Bank MIDFA’s Insurance Premium (as defined in the Insurance Agreement) when the same shall become due and payable;

     (n) An “Event of Default” arises under the Lease;

     (o) An “Event of Default” arises under any of the other Letter of Credit Documents or the Bond Documents;

     (p) Any material provision of this Letter of Credit Agreement and the Letter of Credit Documents at any time for any reason ceases to be valid and binding on the Borrower, or is declared to be null and void, or the validity or enforceability thereof is contested by the Borrower or any governmental agency or authority, or the Borrower denies that it has any or further liability or obligation under this Letter of Credit Agreement or any of the Bond Documents or the Letter of Credit Documents;

     (q) The Borrower shall permit or suffer any Change in Control or enter into, or permit the entering into of, any agreement to effect a Change in Control;

     (r) The Borrower shall fail to obtain by April 26, 2006, the consent of the stockholders required to waive the redemption rights set out on Schedule 7.1(z), or shall fail to obtain, at least six (6) months prior to the date for any other redemption of the Borrower’s stock, the consent of the stockholders required to waive such redemption;

     (s) Within 48 hours following a Bond Purchase Principal Drawing (or such longer period of time, not to exceed five (5) Business Days, if the Trustee advises the Bank that the delay is caused by administrative difficulties), the Trustee does not deliver, or cause to be delivered to the Pledged Bonds Custodian an aggregate principal amount of Bonds equal to the amount of the Bond Purchase Principal Drawing, registered in the name of the Bank, as pledgee;

     (t) Failure to deliver to the Bank or the Issuer all of the Required Post Closing Documents, in a form and substance acceptable in all respects to the Bank on or before thirty (30) days after the Closing Date;

     (u) An event of default occurs in respect of any Debt of Borrower, which when aggregated with all other such events of default exceeds $25,000;

     (v) Any mechanics’ liens are established against the Facility or any of the Equipment Collateral and are not caused to be discharged or bonded against by the Borrower within thirty (30) days after it receives notice of the establishment thereof;

     (w) The Bank or its representatives are not permitted, at all reasonable times, to inspect the Facility and all materials, fixtures and articles used or to be used in connection with the Facility, and to examine all detailed plans, shop drawings and specifications which relate to the Facility or the appurtenances thereto or to be used in the operation thereof;

     (x) An “Event of Default” occurs under any of the Other Bank Obligations;

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     (y) One or more judgments or orders for the payment of money in excess of $25,000 not covered by insurance, excepting any judgment or order which has been either bonded off or stayed pending appeal, shall be rendered against the Borrower and such judgment or order shall continue unsatisfied for a period of thirty (30) days during which executing shall not be effectively stayed; or

     (z) The Borrower shall admit its inability to pay its debts as they mature or shall make any assignment for the benefit of its creditors.

     SECTION 13.2. Remedies on Default. Whenever any Event of Default referred to in Section 13.1 hereof occurs, the Bank may, at its option, exercise any one or more of the following remedies:

     (a) The Bank, at its option, may (i) demand that the Trustee exercise its remedies under the Indenture and accelerate the maturity of the Bonds (in which event the Trustee is required to immediately draw under the Letter of Credit pursuant to Section 9.2(a) of the Indenture), and (ii) declare all amounts payable under Article V hereof (including amounts payable as a result of a drawing under the Letter of Credit as described in clause (i) above), together with all other moneys payable hereunder, to be immediately due and payable, whereupon the same shall become immediately due and payable, by written notice to that effect given to the Borrower, without protest, presentment, or further notice or demand, all of which are expressly waived by the Borrower. Upon such declaration by the Bank, payment of all amounts due under Article V hereof (including amounts payable as a result of a drawing under the Letter of Credit as described in clause (i) above) shall be made immediately by the Borrower, and the Borrower, hereby promises to pay such amount immediately, to the Bank. Upon payment in full of all of the Borrower’s Letter of Credit Obligations, whether contingent or otherwise, but only upon the expiration of this Letter of Credit Agreement, any remaining surplus of such funds held by the Bank as a result of payment pursuant to this Section 13.2(a) shall be applied first to pay any unpaid Administration Expenses and any remainder shall be returned to the Borrower, unless otherwise agreed by the Borrower and the Bank.

     (b) The Bank may take whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due or to enforce performance and observance of all of the Borrower’s Bond Obligations and the Borrower’s Letter of Credit Obligations, including, without limitation, any obligation, agreement or covenant of the Borrower under this Letter of Credit Agreement. THE BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY CLERK OF ANY COURT OF RECORD IN THE STATE OF MARYLAND OR ELSEWHERE TO ENTER JUDGMENT BY CONFESSION AGAINST THE BORROWER IN FAVOR OF THE BANK FOR THE FULL AMOUNT OF THE BORROWER’S LETTER OF CREDIT OBLIGATIONS AND/OR THE BORROWER’S BOND OBLIGATIONS TOGETHER WITH EXPENSES OF COLLECTION, INCLUDING COSTS OF SUIT AND FURTHER INCLUDING ACTUAL ATTORNEY’S FEES (IN AN AMOUNT CUSTOMARY IN SIMILAR CIRCUMSTANCES), EXPRESSLY WAIVING SUMMONS AND OTHER PROCESS, AND DOES FURTHER CONSENT TO THE IMMEDIATE EXECUTION OF SAID JUDGMENT. ANY JUDGMENT ENTERED AGAINST THE BORROWER WHETHER BY CONFESSION OR OTHERWISE, SHALL BEAR INTEREST AT THE

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PENALTY RATE. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER, SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE BANK OR ITS ASSIGNS SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE UNDER THE BORROWER’S LETTER OF CREDIT OBLIGATIONS AND THE BORROWER’S BOND OBLIGATIONS HAVE BEEN PAID IN FULL.

     (c) The Bank, with or without resort to judicial process, may take such steps as the Bank deems appropriate to protect the Facility from depredation or injury, including (without limitation) employment of watchmen or other protective services, and any expenses incurred by the Bank in taking such steps shall be paid by the Borrower to the Bank as provided in Section 14.9 hereof.

     (d) The Bank may proceed under the Uniform Commercial Code as to all or any part of the security for the Borrower’s Letter of Credit Obligations, and in conjunction therewith exercise all of the rights, remedies and powers of a secured party under the Uniform Commercial Code, including, without limitation, taking possession of the security for the Borrower’s Letter of Credit Obligations without judicial process pursuant to Section 9-609 of the Uniform Commercial Code. Upon the occurrence of any Event of Default hereunder, the Borrower shall assemble all of the security for the Borrower’s Letter of Credit Obligations, and make the same available to the Bank. Any notification required by Section 9-610 of the Uniform Commercial Code shall be deemed reasonably and properly given if mailed certified mail, return receipt requested, postage prepaid, by the Bank to the Borrower at the address specified in Section 14.1 hereof at least 10 days before any sale or other disposition of the security for the Borrower’s Letter of Credit Obligations, or any portion thereof.

     (e) The Bank may exercise any and all remedies available to it under any of the Bond Documents and the other Letter of Credit Documents.

     (f) In addition to all remedies available to the Bank at law or in equity pursuant to any claim of subrogation by reason of any payment made pursuant to the Letter of Credit, the Bank in accordance with the Indenture shall be entitled to enforce the rights of the Owners of the Bonds under the Bond Documents against the Borrower notwithstanding any payment, satisfaction or discharge thereof, irrespective of whether such payment, satisfaction or discharge shall have been entered as a matter of record in any court or other office wherein liens, mortgages, deeds of trust or financing statements are filed pursuant to law.

     No action taken pursuant to this Section shall relieve the Borrower from any of the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations, all of which shall survive any such action, and the Bank may take whatever action at law or in equity as may appear necessary and desirable to collect the payments and other amounts then due and thereafter to become due or to enforce the performance and observance of the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations.

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     Any amounts collected pursuant to action taken under this Section shall be paid over to the Bank and applied to the Borrower’s Letter of Credit Obligations.

     SECTION 13.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Letter of Credit Agreement or any of the other Letter of Credit Documents or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     SECTION 13.4. Agreement to Pay Attorneys’ Fees and Expenses. In the event the Borrower defaults under any of the provisions of this Letter of Credit Agreement, and the Bank employs attorneys or incurs other expenses for the collection of amounts due hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Borrower herein contained, the Borrower agrees that it will on demand therefor pay to the Bank the reasonable fees of such attorneys and such other expenses so incurred by the Bank.

     SECTION 13.5. Waiver of Event of Default; No Additional Waiver Implied by One Waiver. The Bank in its sole discretion may waive an Event of Default, provided that either (a) notice of the occurrence of an Event of Default has not yet been given to the Trustee, or (b) following such Event of Default, a drawing under the Letter of Credit is not required to be made by the Trustee in accordance with Section 9.2 of the Indenture.

     In the event any agreement contained in this Letter of Credit Agreement is breached by the Borrower and thereafter waived (expressly or impliedly) by the Bank, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Any forbearance (expressly or impliedly) by the Bank to demand payment for any amounts payable hereunder shall be limited to the particular payment for which the Bank forebears demand for payment and will not be deemed a forbearance to demand any other amount payable hereunder.

     SECTION 13.6. MIDFA Insurance. Pursuant to the terms and conditions of the Insurance Agreement, MIDFA has insured a portion of the Borrower’s Letter of Credit Obligations. Certain of the rights, duties, obligations and remedies of the Bank under this Letter of Credit Agreement and the other Letter of Credit Documents and the Bond Documents are subject to the terms, conditions and limitations set forth in the Insurance Agreement.

     In recognition of the interests of MIDFA as an insurer, the parties to this Letter of Credit Agreement hereby agree that, in addition to the rights and remedies of MIDFA set forth in the Insurance Agreement and in the other Letter of Credit Documents and the Bond Documents, MIDFA has certain rights and remedies in connection with this transaction, as follows:

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     (a) Notices to MIDFA. The Borrower agrees to provide MIDFA with copies of all financial statements, certifications, evidence of insurance coverage, and any other information or documentation required by the Bond Documents and the Letter of Credit Documents to be given to the Bank, and to give MIDFA notice of any occurrences or circumstances requiring notice to be given to the Bank, as provided in this Letter of Credit Agreement and in the other Letter of Credit Documents or the Bond Documents.

     (b) Consents. The Borrower and the Bank agree that (i) none of the Letter of Credit Documents or the Bond Documents may be modified or amended without the prior written consent of MIDFA; (ii) to obtain the consent, approval, determination, permission, opinion or similar agreement of MIDFA under such circumstances and at such times as is required by this Letter of Credit Agreement and the other Letter of Credit Documents and the Bond Documents; and (iii) that the Bank shall not exercise any remedies after the occurrence of an Event of Default hereunder without obtaining the prior approval of MIDFA, except as may be authorized or permitted under the Insurance Agreement.

     (c) Borrower’s Insurance; Inspections. In addition, the Borrower agrees:

(i)	that MIDFA shall be named as an additional insured, as its interest may appear, on all insurance required to be maintained by this Letter of Credit Agreement or the Security Agreement naming the Bank as an insured, and

(ii)	upon reasonable notice, to permit MIDFA and its agents to visit and inspect the Facility, to examine its records and books of account and to discuss the affairs, finances and accounts pertaining thereto with agents of the Borrower at its offices during normal business hours and at such other reasonable times as may be requested by MIDFA.

     (d) Payment of MIDFA’s Insurance Premium. As consideration for MIDFA’s financial assistance in accordance with the Insurance Agreement, the Borrower agrees to pay directly to the Bank for remittance to MIDFA annually, in advance, a sum of money equal to the annual amount of MIDFA’s Insurance Premium (as defined in the Insurance Agreement). Such amount shall be payable on the Closing Date and on each anniversary thereof.

     (e) No Warranties by MIDFA. MIDFA makes no warranty, express or implied, and makes no assurances that the Facility will be suitable for the needs of the Borrower or that the proceeds of the Bonds will be sufficient to pay for the costs of the acquisition and construction of the Facility.

     (f) Payments by MIDFA. Notwithstanding any of the provisions of this Letter of Credit Agreement or any of the other Letter of Credit Documents or the Bond Documents, MIDFA, on behalf of the Borrower, may, in its discretion, elect to make any payments required to be made by the Borrower under the Letter of Credit Documents and not paid by the Borrower within the time provided for therein, and may, as provided in Section 6.2A of the Insurance Agreement, elect to cure any defaults under any of the Letter of Credit Documents if it so chooses. In such event, MIDFA shall be entitled to reimbursement from the Borrower for any

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payments made by it pursuant to this subsection, with interest thereon at the Penalty Rate; provided, however, that the right of MIDFA to receive such reimbursement shall at all times be subordinate to the rights of the Bank to receive payment under the Letter of Credit Documents.

     (g) Subrogation and Reimbursement of MIDFA to the Extent of Payments Made. MIDFA, to the extent of any payments made by it pursuant to the Insurance Agreement or pursuant to subsection (f) above, shall be subrogated to (a) all rights of the Bank to receive payment of such amounts from the Borrower or others under any of the Letter of Credit Documents, and (b) all rights of the Borrower to receive payment or reimbursement of such amounts from other sources. In addition, the Borrower agrees to reimburse MIDFA for any payments made by MIDFA under the Insurance Agreement, and such obligation to reimburse MIDFA, as well as the obligation to reimburse MIDFA pursuant to the provisions of this Letter of Credit Agreement, shall be deemed to be part of the Borrower’s Letter of Credit Obligations secured by this Letter of Credit Agreement and the other Letter of Credit Documents. MIDFA’s rights under this Section 13.7 (f) and (g) are at all times subordinate to the rights of the Bank to receive payments pursuant to the terms of the Letter of Credit Documents.

ARTICLE XIV.

MISCELLANEOUS

     SECTION 14.1. Notices. Except as otherwise provided in this Letter of Credit Agreement, all notices, demands, requests, consents, approvals, certificates or other communications required under this Letter of Credit Agreement to be in writing shall be sufficiently given and shall be deemed to have been properly given (i) if delivered by hand, when written confirmation of delivery is received by the sender, (ii) three (3) days after the same is mailed by certified mail, postage prepaid, return receipt requested, or (iii) if sent by overnight courier, 24 hours after delivery to such overnight courier, addressed to the person to whom any such notice, demand, request, approval, certificate or other communication is to be given, at the appropriate address for the Principal Office of such person designated below:

Issuer:	Maryland Industrial Development Financing Authority 217 E. Redwood Street, 22nd Floor Baltimore, Maryland 21202 Attention: Executive Director

Borrower:	Avalon Pharmaceuticals, Inc. 20358 Seneca Meadows Parkway Germantown, Maryland 20876 Attention: Thomas G. David, Sr. Vice President of Operations and General Counsel

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with a copy to:

Mark I. Gruhin, Esq. Schmeltzer, Aptaker & Shepard, P.C. 2600 Virginia Avenue, NW, Suite 1000 Washington, DC 20037-1922

Trustee, Paying Agent and Registrar:	Allfirst Trust Company, National Association 25 South Charles Street Mail Code: Banc 101-591 Baltimore, Maryland 21201 Attention: Donald Hargadon

with a copy to:

Alan S. Mark Paley, Rothman, Goldstein, Rosenberg & Cooper Chartered 4800 Hampden Lane Bethesda, Maryland 20814

Bank:	Manufacturers and Traders Trust Company 1410 Spring Hill Road Suite 125 McLean, Virginia 22102 Attention: David DiLuigi

with a copy to:

Sonnenschein Nath & Rosenthal 1301 K Street, N.W. Suite 600, East Tower Washington, DC 20005 Attention: Fred Levy, Esq.

Remarketing Agent:	Manufacturers and Traders Trust Company 25 South Charles Street 12th Floor Baltimore, Maryland 21201 Attention: Howard Sakin

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with a copy to:

Alan S. Mark Paley, Rothman, Goldstein, Rosenberg & Cooper Chartered 4800 Hampden Lane Bethesda, Maryland 20814

     Any person listed above may, by notice given hereunder, designate any further or different addresses to which subsequent communications shall be sent. During any period in which the Registrar and the Paying Agent are the same and have the same address, any notice required to be given to either the Registrar or the Paying Agent, or both, may be given by one notice to the address for the Registrar and Paying Agent set forth above.

     SECTION 14.2. Prior Agreements Cancelled. This Letter of Credit Agreement and the other Letter of Credit Documents completely and fully supersede all other prior agreements, both written and oral, between the Bank and the Borrower relating to the issuance of the Letter of Credit and the matters set forth herein and therein.

     SECTION 14.3. Filing. The security interests of the Bank created hereby shall be perfected by the filing of financing statements which fully comply with the Uniform Commercial Code, among the financing statement records of the appropriate jurisdiction. The parties further agree that all necessary continuation statements shall be filed within the time prescribed by the Uniform Commercial Code, in order to continue the security interest created by this Agreement. The Borrower authorizes the Bank to file financing statements, continuation statements, modifications and amendments thereto from time to time, covering the collateral and all personal property of the Borrower securing the Borrower’s Letter of Credit Obligations and containing such legends as may be reasonably required by the Bank to perfect the Bank’s interest in such collateral and personal property intended to be created by this Letter of Credit Agreement, the Letter of Credit Documents, or the Bond Documents. The Borrower agrees to pay all taxes, fees and costs (including attorneys’ fees) paid or incurred by the Bank in connection with the preparation, filing or recordation thereof. The Borrower shall not file any amendments, correction statements or termination statements concerning the collateral or such personal property without the prior written consent of the Bank.

     SECTION 14.4. Binding Effect. This Letter of Credit Agreement shall inure to the benefit of and shall be binding upon the Bank, the Borrower and their respective successors and assigns, provided however the Borrower may only assign its interest hereunder pursuant to Section 14.6 hereof.

     SECTION 14.5. Illegality; Severability. If fulfillment of any provision hereof or any transaction related hereto or to the other Letter of Credit Documents, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso  facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained, operates or would prospectively operate to invalidate this Letter of Credit Agreement in whole or in part, then such clause or provision only shall be

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void, as though not herein contained, and the remainder of this Letter of Credit Agreement shall remain operative and in full force and effect.

     SECTION 14.6. Assignment. None of the Letter of Credit Documents or the Bond Documents may be assigned by the Borrower. The Bank may at any time sell or grant participations to any other Person (a “participant”) in the Borrower’s Letter of Credit Obligations under this Letter of Credit Agreement and the other Letter of Credit Documents; provided, however, except as provided in the immediately following sentence, the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank’s rights and remedies under this Letter of Credit Agreement. The Borrower hereby authorizes the Bank and each such participant, in case of an Event of Default hereunder, to proceed directly, by right of setoff, banker’s lien or otherwise, against any assets of the Borrower which may at the time of such default be in the hands of the Bank or in the hands of such participant. The Bank hereby acknowledges that it shall have no right of set-off against any funds held the Securities Intermediary that are not subject to the Collateral/Control Agreement.

     SECTION 14.7. Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.

     (a) The Borrower hereby agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Letter of Credit Agreement may be brought in any appropriate court in the State, all at the sole election of the Bank, and by the execution of this Letter of Credit Agreement the Borrower irrevocably consents to the jurisdiction of each such court.

     (b) If for any reason the Borrower should become not qualified to do business in the State, the Borrower hereby agrees to designate and appoint, without power of revocation, an agent for service of process within the State, as the agent for the Borrower upon whom may be served all process, pleadings, notice or other papers which may be served upon the Borrower as a result of any of the Borrower’s Letter of Credit Obligations.

     (c) The Borrower covenants that throughout the period during which any of the Borrower’s Letter of Credit Obligations remain outstanding, if a new agent for service of process within the State is designated pursuant to the terms of subsection (b) of this Section, the Borrower will immediately file with the Bank the name and address of such new agent and the date on which such appointment is to become effective.

     (d) THE BORROWER AND THE BANK HEREBY JOINTLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE BANK MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LETTER OF CREDIT AGREEMENT OR ANY OF THE OTHER LETTER OF CREDIT DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS WHO ARE PARTIES TO THE LETTER OF CREDIT DOCUMENTS AND THE BOND DOCUMENTS.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO

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REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS LETTER OF CREDIT AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     SECTION 14.8. Further Assurances and Corrective Instruments. The Bank and the Borrower agree that they will, from time to time, execute and deliver or cause to be executed and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the intention of the parties to, or facilitating the performance of, this Letter of Credit Agreement.

     SECTION 14.9. Right to Perform; Advances by Bank. If the Borrower fails to make or cause to be made any payment, or fails to perform, observe or comply with any of the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations, the Bank, without notice to the Borrower and without waiving any default or releasing the Borrower from any of the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations, and without being under any obligation to do so, may make such payment or perform any of the Borrower’s Bond Obligations or the Borrower’s Letter of Credit Obligations for the account of the Borrower, and may enter upon the Facility or any part thereof for that purpose and take all such action thereon as the Bank may consider necessary or appropriate for such purpose. All amounts so paid by the Bank and all costs, fees and expenses incurred by the Bank in connection with such payment or performance (including, without limitation, attorneys’ fees and expenses) shall be immediately due and payable by the Borrower as additional payments, together with interest thereon from the date the same are paid or incurred at the Penalty Rate until the same are paid in full by the Borrower.

     SECTION 14.10. Amendments, Changes and Modifications. This Letter of Credit Agreement may not be amended, changed, modified, altered or terminated except by a written instrument executed by the Bank and the Borrower.

     SECTION 14.11. Execution of Counterparts. This Letter of Credit Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument without giving effect to any conflicts of laws provisions thereof.

     SECTION 14.12. Law Governing Construction of Agreement. This Letter of Credit Agreement is prepared and entered into with the intention that the law of the State shall govern its construction.

     SECTION 14.13. Effective Date. This Letter of Credit Agreement has been dated as of the date above written solely for the purpose of convenience of reference and shall become effective upon its execution and delivery, on the Closing Date, by the parties hereto. All

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EXHIBIT A

FORM OF LETTER OF CREDIT

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

Allfirst Trust Company National Association,
as Trustee under the Trust Indenture, dated as
of April 1, 2003, between Maryland
Industrial Development Financing Authority
(“Issuer”) and the Trustee
25 South Charles Street
Baltimore, Maryland 21201

General

     At the request and on the instructions of our customer, Avalon Pharmaceuticals, Inc., a Delaware corporation (“Borrower”), we hereby establish this Irrevocable Transferable Letter of Credit No. SB-904507-0101 (hereinafter referred to as “this Letter of Credit”) in your favor, as Trustee under the above-referenced Trust Indenture (the “Indenture”), pursuant to which $12,000,000 in aggregate principal amount of the Issuer’s Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility) Series 2003 (the “Bonds”) are being issued.

     The Issuer is using the proceeds of the Bonds to make a loan to the Borrower to be used by the Borrower to finance a portion of the fit out costs and tenant improvement cost of a certain facility leased by the Borrower and located in Germantown, Montgomery County, Maryland, as more fully described in the Indenture. This Letter of Credit is issued as an obligation of Manufacturers and Traders Trust Company pursuant to the Letter of Credit Agreement dated as of April 1, 2003 between the Issuer and us (the “Letter of Credit Agreement”).

     This Letter of Credit is effective immediately and, unless it expires earlier as hereinafter provided, will expire at 2:00 P.M., prevailing Baltimore, Maryland time, on April 8, 2008 unless a written extension amendment is provided by Manufacturers and Traders Trust Company.

Stated Amount

     We hereby irrevocably authorize you, in your capacity as Trustee under the Indenture and acting for the benefit of the owners of the Bonds, to draw on us in accordance with the terms and conditions hereinafter set forth, by one or more sight draft(s), an amount not exceeding in the aggregate $12,197,260 (such amount, as reinstated, reduced or increased from time to time in accordance with the provisions hereof, is hereinafter referred to as the “Stated Amount”), of which Stated Amount:

     (a) an aggregate amount not exceeding $12,000,000 (such amount, as reinstated or reduced from time to time in accordance with the provisions hereof, is hereinafter referred to as the “Principal Portion”) may be drawn upon to pay only:

          (i) the principal amount of the Bonds (whether at maturity, if the stated expiration date of this Letter of Credit is extended by us in our sole discretion, or upon redemption, acceleration of maturity or otherwise) (a “Principal Drawing”); and

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

          (ii) that portion of the purchase price of any Bonds tendered, or deemed to have been tendered, as provided in the Indenture, for purchase on a Tender Date (as defined in the Indenture) in accordance with the provisions of Section 4.1 and Section 4.2 of the Indenture (any such Bonds so tendered, or deemed to have been tendered, to the Trustee for purchase on a Tender Date being hereinafter referred to as “Bonds Tendered or Deemed Tendered for Purchase”), which is equal to the principal amount of any such Bonds Tendered or Deemed Tendered for Purchase (in either event, a “Bond Purchase Principal Drawing”);

     (b) an aggregate amount not exceeding $197,260 (such amount, as reinstated, reduced or increased from time to time in accordance with the provisions hereof, is hereinafter referred to as the “Interest Portion”) may be drawn upon to pay only:

          (i) the interest payable on the outstanding principal amount of the Bonds on any Interest Payment Date (as defined in the Indenture), or on any other date on which interest is payable on the Bonds (an “Interest Drawing”); and

          (ii) that portion of the purchase price of any Bonds Tendered or Deemed Tendered for Purchase which is equal to the amount of accrued interest on the principal amount of any such Bonds Tendered or Deemed Tendered for Purchase on a Tender Date in accordance with the provisions of Section 4.1 or Section 4.2 of the Indenture (in either event, a “Bond Purchase Interest Drawing”).

     The Interest Portion may be drawn upon only to pay interest which has accrued on the outstanding principal amount of the Bonds on or prior to the applicable due date for each payment of the principal of the Bonds (whether at maturity, if the stated expiration date of this Letter of Credit is extended by us in our sole discretion, or upon redemption, acceleration of maturity, tender or otherwise) and may not be drawn upon to pay any interest that may accrue on the principal of the Bonds after the applicable due date for payment of such principal.

     THIS LETTER OF CREDIT MAY NOT BE DRAWN UPON TO PAY (A) THE RESALE DISCOUNT, IF ANY, ON ANY BONDS BEING REMARKETED BY THE REMARKETING AGENT (AS DEFINED IN THE LETTER OF CREDIT AGREEMENT), OR (B) THE REDEMPTION PREMIUM, IF ANY, PAYABLE IN CONNECTION WITH ANY REDEMPTION OF THE BONDS. IN ADDITION, THIS LETTER OF CREDIT MAY NOT BE DRAWN UPON TO PAY THE PRINCIPAL OR THE PURCHASE PRICE OF ANY PLEDGED BONDS (AS DEFINED IN THE INDENTURE), IF AND TO THE EXTENT THAT THE PRINCIPAL PORTION OF THIS LETTER OF CREDIT HAS NOT BEEN REINSTATED FOLLOWING OUR PAYMENT OF A BOND PURCHASE PRINCIPAL DRAWING WITH RESPECT TO SUCH PLEDGED BONDS.

Demands for Payment

     Subject to the foregoing and the further provisions of this Letter of Credit, a demand for payment may be made by you by presentation to us, at Manufacturers and Traders Trust Company, 15th Floor, Suite 1501, 25 S. Charles Street, Baltimore, Maryland 21201, of an executed:

          (i) Certificate For Principal Drawing and Reduction Of Stated Amount, appropriately completed, in the form attached hereto as EXHIBIT A and made a part hereof, if your drawing is a Principal Drawing, or

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

          (ii) Certificate For Interest Drawing, appropriately completed, in the form attached hereto as EXHIBIT B and made a part hereof, if your drawing is an Interest Drawing; or

          (iii) Certificate for Acceleration Drawing (Principal and Interest), appropriately completed, in the form attached hereto as EXHIBIT C and made part hereof, if your drawing is both a Principal Drawing and an Interest Drawing and is being made because the maturity of the Bonds has been accelerated pursuant to the terms and provisions of the Indenture (an “Acceleration Drawing”); or

          (iv) Certificate For Bond Purchase Principal Drawing, appropriately completed, in the form attached hereto as EXHIBIT D and made a part hereof, if your drawing is a Bond Purchase Principal Drawing; or

          (v) Certificate For Bond Purchase Interest Drawing, appropriately completed, in the form attached hereto as EXHIBIT E and made a part hereof, if your drawing is a Bond Purchase Interest Drawing.

     The certificates set out in Exhibits A through E shall be presented pursuant to this Letter of Credit for an Interest Drawing, a Principal Drawing, an Acceleration Drawing, a Bond Purchase Principal Drawing or a Bond Purchase Interest Drawing, respectively, and may be presented concurrently. An Acceleration Drawing may include both a Principal Drawing and an Interest Drawing.

     In lieu of delivery to us at our offices of any certificate described above, you may present to us, by means of facsimile, such certificate, provided, that the original certificate must be promptly delivered to us at our aforesaid offices after your drawing hereunder. We shall have no responsibility for any discrepancies between the telecopied and original versions of certificates presented hereunder. Any such telecopied certificate shall be directed to us at facsimile number 410-244-3986 (or at such other facsimile number as we shall have advised you in writing).

     Prior to any drawing under this Letter of Credit, you must inform us by telephone at 410-244-4475 of the dollar amount of such drawing; provided, however, that your failure to so inform us will not affect our obligations to honor any drawing which otherwise complies in all respects with the terms of this Letter of Credit.

     Multiple drawings may be made under this Letter of Credit; provided, however (subject to the provisions hereinafter set forth with respect to the reinstatement and reduction of the Principal Portion of the Stated Amount, and the reinstatement, reduction and increase of the Interest Portion of the Stated Amount), that:

     (a) drawings hereunder which are honored by us shall not exceed the Stated Amount available to be drawn hereunder at any time;

     (b) Principal Drawings and Bond Purchase Principal Drawings hereunder which are honored by us shall not exceed the Principal Portion available to be drawn hereunder at any time;

     (c) Interest Drawings and Bond Purchase Interest Drawings hereunder which are honored by us shall not exceed the Interest Portion available to be drawn hereunder at any time; and

     (d) each drawing hereunder which is honored by us shall, pro tanto, reduce the amount available to be drawn under this Letter of Credit.

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

Reinstatement, Reduction and Increase in Stated Amount

     The Principal Portion (and, accordingly, the Stated Amount) is subject to reinstatement and reduction, and the Interest Portion (and, accordingly, the Stated Amount) is subject to reinstatement, reduction and increase, as follows:

     (a) Effective at 5:00 P.M. (prevailing Baltimore, Maryland time) on the fifth Business Day (as defined in the Indenture) following the date on which we honor any Bond Purchase Principal Drawing, the amount drawn shall be automatically reinstated and restored to the Principal Portion; provided, however, that such amount shall not be so reinstated and restored to the Principal Portion if, prior to such fifth Business Day following the date on which such Bond Purchase Principal Drawing is honored by us, you receive written notice from us that such amount will not be so reinstated and restored to the Principal Portion.

     (b) Effective immediately upon any Interest Drawing (other than an Interest Drawing that is included as part of an Acceleration Drawing) or Bond Purchase Interest Drawing which is honored by us, the amount drawn shall be automatically reinstated and restored to the Interest Portion.

     (c) The Principal Portion and the Interest Portion (and, accordingly, the Stated Amount) will be automatically and permanently reduced from time to time, upon our receipt of an executed Certificate For Principal Drawing and Reduction Of Stated Amount, appropriately completed, substantially in the form attached hereto as EXHIBIT A and made a part hereof, by the respective amounts specified in such Certificate.

     (d) The Interest Portion (and, accordingly, the Stated Amount) will be automatically increased or decreased from time to time, upon our delivery to you of an executed Certificate For Increase/Decrease Of Interest Portion, appropriately completed, substantially in the form attached hereto as EXHIBIT F and made a part hereof, by the amount specified by us in such Certificate. Any such increase or decrease in the Interest Portion shall constitute an amendment to this Letter of Credit.

Payment

     Prior to the expiration of this Letter of Credit, demand for payment may be made by you under this Letter of Credit at our aforesaid offices at any time prior to 2:00 P.M., prevailing Baltimore, Maryland time, on a Business Day.

     If demand for payment is made by you hereunder at or prior to 11:00 A.M., prevailing Baltimore, Maryland time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 12:00 noon, prevailing Baltimore, Maryland time, on the Business Day immediately succeeding the day of demand.

     If demand for payment is made by you hereunder after 11:00 a.m. prevailing Baltimore, Maryland time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be sent to you of the amount demanded in immediately available funds, not later than 12:00 noon, prevailing Baltimore, Maryland time, on the second Business Day following the date of demand.

     If a demand for payment made by you hereunder does not conform to the terms and conditions of this Letter of Credit, we shall give you telephonic notice that the purported negotiation was not effected in

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the purported negotiation was not effected in conformity with the terms and conditions of this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent that, you are able to do so prior to the expiration of this Letter of Credit.

     All drafts paid under this Letter of Credit shall be paid solely from the funds of Manufacturers and Traders Trust Company, and not from any funds of the Issuer or the Borrower.

Expiration

     This Letter of Credit shall automatically expire at 2:00 P.M., prevailing Baltimore, Maryland time, at our aforesaid counters on the earliest to occur of the following dates:

     (a) April 8, 2008; or

     (b) the date on which we honor an Acceleration Drawing; or

     (c) the date on which the Stated Amount is reduced to zero and, in the event that the Stated Amount is reduced to zero as a result of a Bond Purchase Principal Drawing (other than a Bond Purchase Principal Drawing on a Mandatory Tender Date which is a Termination Date, as defined in the Indenture), the Stated Amount remains zero five Business Days following the date on which we honor such Bond Purchase Principal Drawings; or

     (d) the date on which we honor the last drawing available to be made hereunder; or

     (e) the date on which we receive an executed Certificate As To Final Payment, appropriately completed, in the form attached hereto as EXHIBIT G and made a part hereof; or

     (f) three (3) Business Days after the date on which we receive an executed Certificate As To Acceptance Of A Substitute Credit Facility, appropriately completed, in the form attached hereto as EXHIBIT H and made a part hereof; or

     Upon expiration, this Letter of Credit shall promptly be surrendered by you to us, at our offices at 15th Floor, Suite 1501, 25 South Charles Street, Baltimore, Maryland 21201, for cancellation.

Entire Agreement

     This Letter of Credit sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except for the exhibits attached hereto and made a part hereof, references to the Indenture and the Letter of Credit Agreement for the definitions of certain terms, and any amendment to which you consent, as beneficiary of this Letter of Credit; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such exhibits, such references to the Indenture and the Letter of Credit Agreement or any amendment to which you consent.

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

Transfer

     This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively transferred. Transfer of this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit for endorsement of the transfer accompanied by an executed Transfer Of Rights To Draw Under Letter of Credit, appropriately completed, in the form of EXHIBIT I attached hereto and made a part hereof. Each transfer is subject to the Borrower’s payment to us of a transfer charge as provided in the Letter of Credit Agreement.

     Only you (or a transferee as permitted by the terms of this Letter of Credit) may make a drawing under this Letter of Credit. Upon the payment to you or your account or to the transferee or its account of the amount specified in any certificate delivered hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or the transferee or to any other person who may have made to you or who makes to you a demand for payment of principal of or interest on any of the Bonds.

Governing Law

     This Letter of Credit is a documentary credit subject to the International Standby Practices 1998 (the “ISP”). Consistent with the ISP, we will make payments under this Letter of Credit on the basis of the documents which are hereby required to be presented by the Trustee if and to the extent that such documents appear on their face to comply with the requirements of this Letter of Credit, without any duty to investigate the basis or truthfulness of the facts certified by the Trustee. All non-documentary terms and conditions herein contained are included for purposes of clarity only and shall be ignored by us in determining compliance by the Trustee with the terms of this Letter of Credit. This Letter of Credit shall be deemed to be issued under the laws of the State of Maryland and shall, as to matters not governed by the ISP, be governed by and construed in accordance with the law of the State of Maryland.

Communications

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address of our offices set forth above (Attention: Letter of Credit Department specifically referring to the number of this Letter of Credit.)

     We hereby agree with the drawer of a certificate delivered in compliance with the terms of this Letter of Credit that the same shall be duly honored on presentation to the drawee.

Very truly yours, MANUFACTURERS AND TRADERS TRUST COMPANY
By:	___________________
Name:
Title:

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT A

CERTIFICATE FOR PRINCIPAL DRAWING
AND REDUCTION OF STATED AMOUNT

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”) hereby certifies to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture, is making a drawing under the Letter of Credit in trust for the Owners of the Bonds with respect to a payment of the principal amount of the Bonds, and will apply the proceeds of this Principal Drawing only to pay the principal amount of the Bonds with respect to which this Principal Drawing is made. This Principal Drawing is not being made for payment of the principal amount of any Pledged Bonds (as defined in the Indenture), unless, and to the extent that, the Principal Portion has been reinstated following the Bank’s payment of a Bond Purchase Principal Drawing with respect to such Pledged Bonds.

     (b) DEMAND IS HEREBY MADE UNDER THE LETTER OF CREDIT FOR $                     .

     (c) The principal amount of the Bonds which is due and payable (whether at the stated maturity or upon redemption), is $                     .

     (d) The maturity of the Bonds has not been accelerated pursuant to the terms and provisions of the Indenture.

     (e) The amount specified in paragraph (b) above, (i) together with (A) the aggregate amount of all prior payments made by the Bank pursuant to the Principal Drawings under the Letter of Credit, plus (B) the aggregate amount of all reductions of the Principal Portion as a result of payments of principal of the Bonds from sources other than drawings under the Letter of Credit, does not exceed, in the aggregate, the sum of $                    ; (ii) does not exceed the Principal Portion, which is the amount available on the date hereof to be drawn under the Letter of Credit with respect to the payment of the principal amount of the Bonds; and (iii) was computed in accordance with the terms and conditions of the Bond and the Indenture.

     (f)                     days’ interest at the Maximum Rate (as defined in the Indenture) on the principal amount of the days’ interest at the Maximum Rate (as defined in the Indenture) on the principal amount of the Bonds which is due and payable as stated in paragraph (c) above is $                                        .

     (g) Accordingly, effective immediately upon your payment of the amount demanded in this Certificate, (i) the Principal Portion is automatically and permanently reduced by the amount set forth in paragraph (b) above, and (ii) the Interest Portion is automatically reduced by the amount set forth in paragraph (e) above.

     (h) Effective immediately upon your payment of the amount demanded in this Certificate, the Stated Amount of the Letter of Credit is $                                        , of which Stated Amount $                                         represents the Principal Portion and $                     represents the Interest Portion.

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                        ,                     .

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee
By:	__________________
Name:
Title:

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT B

CERTIFICATE FOR INTEREST DRAWING

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), hereby certifies to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101_(the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture and, is making a drawing under the Letter of Credit in trust for the Owners of the Bonds with respect to a payment of the interest on the outstanding principal amount of the Bonds, and will apply the proceeds of this Interest Drawing solely to the payment of interest due and payable on the Bonds. This Interest Drawing is being made only to pay interest which has accrued on the outstanding principal amount of the Bonds on or prior to the applicable due date for payment of the principal of the Bonds (whether at maturity or upon redemption) and is not being made to pay any interest that may accrue on the principal of the Bonds after the applicable due date for payment of such principal.

     (b) DEMAND IS HEREBY MADE UNDER THE LETTER OF CREDIT FOR $                    .

     (c) The maturity of the Bonds has not been accelerated pursuant to the terms and provisions of the Indenture.

     (d) The amount of interest that is due and payable on the outstanding principal amount of the Bonds is $                                        .

     (e) The amount specified in paragraph (b) above (i) does not exceed the Interest Portion, which is the amount available on the date hereof to be drawn under the Letter of Credit with respect to the payment of interest accrued on or prior to the maturity date of the Bonds on the outstanding principal amount of the Bonds; and (ii) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                        ,                     .

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee
By:	_________________________
Name:
Title:

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT C

CERTIFICATE FOR ACCELERATION DRAWING (PRINCIPAL AND INTEREST)

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), hereby certifies to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

          (a) The Trustee is the Trustee under the Indenture, is making an Acceleration Drawing under the Letter of Credit in trust for the Owners of the Bonds with respect to a payment of the principal amount of the Bonds and with respect to a payment of the interest on the outstanding principal amount of the Bonds, and will apply the proceeds of this Acceleration Drawing solely to the payment of the principal amount of the Bonds and the interest thereon with respect to which this Acceleration Drawing is made. This Acceleration Drawing is not being made for payment to the Bank or for the account of the Bank for the principal amount of any Pledged Bonds (as defined in the Letter of Credit Agreement) or for interest on any Pledged Bonds.

          (b) DEMAND IS HEREBY MADE UNDER THE LETTER OF CREDIT FOR $                                         of which $                                         represents a Principal Drawing and $                                         represents an Interest Drawing.

          (c) The maturity of the Bonds has been accelerated pursuant to the terms and provisions of the Indenture.

          (d) The principal amount of the Bonds which is due and payable is $                    , and the amount of interest that is due and payable on the outstanding principal amount of the Bonds is $                    , and the amount specified in paragraph (b) above does not exceed the combined total of such amounts.

          (e) The amount specified in paragraph (b) above representing a Principal Drawing (i) together with (A) the aggregate amount of all prior payments made by the Bank pursuant to Principal Drawings under the Letter of Credit, plus (B) the aggregate amount of all reductions of the Principal Portion as a result of payments of principal of the Bonds from sources other than drawings under the Letter of Credit, does not exceed, in the aggregate, $                    , (ii) does not exceed the Principal Portion, which is available on the date hereof to be drawn under the Letter of Credit with respect to the payment of the principal amount of the Bonds; (iii) does not exceed the amount equal to the sum of the full amount of the outstanding principal amount of the Bonds; and (iv) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

          (f) The amount specified in paragraph (b) above representing an Interest Drawing (i) does not exceed the Interest Portion, which is the amount available on the date hereof to be drawn under the Letter of Credit with respect to the payment of interest accrued on or prior to the maturity date of the Bonds on the outstanding principal amount of the Bonds; and (ii) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

          (g) This Acceleration Drawing is being made within any time period required by the Indenture.

          (h) The Trustee acknowledges that the Letter of Credit will expire when the Bank honors this Acceleration Drawing.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of                     the day of                    ,                     .

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee
By:	_____________________
Name:
Title:

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT D

CERTIFICATE FOR BOND PURCHASE PRINCIPAL DRAWING

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), hereby certifies to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture and (i) is making a drawing under the Letter of Credit in trust for the Owners of the Bonds to pay that portion of the purchase price of Bonds Tendered or Deemed Tendered for Purchase (place an [x] in the appropriate space) [                    ] on an Optional Tender Date pursuant to Section 4.1 of the Indenture, or [                    ] on a Mandatory Tender Date pursuant to Section 4.2 of the Indenture, which is equal to the principal amount of such Bonds Tendered or Deemed Tendered for Purchase minus any proceeds of the remarketing and sale of Bonds Tendered or Deemed Tendered for Purchase on deposit in the Purchase Account (as defined in the Indenture) and available for the payment of such principal, (ii) will apply the proceeds of this Bond Purchase Principal Drawing solely to the payment of the purchase price of such Bonds Tendered or Deemed Tendered for Purchase which is due and payable, and (iii) unconditionally agrees that, within 48 hours after the Bank honors this drawing, the Trustee will deliver, or cause to be delivered, to the Pledged Bonds Custodian (as defined in the Indenture) Bonds in an aggregate principal amount equal to the amount specified in paragraph (b) below, registered in such name as the Bank directs. This Bond Purchase Principal Drawing is not being made to pay any resale discount on any Bonds being remarketed by the Remarketing Agent. This Bond Purchase Principal Drawing is not being made for payment of the purchase price of any Pledged Bonds (as defined in the Indenture), unless, and to the extent that, the Principal Portion has been reinstated following the Bank’s payment of a previous Bond Purchase Principal Drawing with respect to such Pledged Bonds.

     (b) DEMAND IS HEREBY MADE UNDER THE LETTER OF CREDIT FOR $                    .

     (c) The amount specified in paragraph (b) above does not exceed the principal amount of Bonds Tendered or Deemed Tendered for Purchase, and with respect to the payment of which the Trustee does not have proceeds of the remarketing and sale of Bonds Tendered or Deemed Tendered for Purchase on deposit in the Purchase Account (as defined in the Indenture).

     (d) The amount specified in paragraph (b) above (i) does not exceed the amount of such portion of the purchase price that is due and payable; (ii) together with (A) the aggregate amount of all prior payments made by the Bank pursuant to Principal Drawings under the Letter of Credit, plus (B) the aggregate amount of all reductions of the Principal Portion as a result of payments of principal of the Bonds from sources other than drawings under the Letter of Credit, does not exceed, in the aggregate, the sum of $                    ; (iii) does not exceed the Principal Portion, which is the amount available on the date hereof to be drawn under the Letter of Credit with respect to the payment of that portion of the purchase price of Bonds Tendered or Deemed Tendered for Purchase which is equal to the principal amount of such Bonds Tendered or Deemed Tendered for Purchase; and (iv) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                      day of                     ,             .

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title:

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT E

CERTIFICATE FOR BOND PURCHASE INTEREST DRAWING

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), hereby certifies to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture and (i) is making a drawing under the Letter of Credit in trust for the Owners of the Bonds to pay that portion of the purchase price of Bonds Tendered or Deemed Tendered for Purchase (place an [x] in the appropriate space) [                    ] on an Optional Tender Date pursuant to Section 4.1 of the Indenture, or [                    ] on a Mandatory Tender Date pursuant to Section 4.2 of the Indenture, which is equal to the amount of accrued and unpaid interest on such Bonds Tendered or Deemed Tendered for Purchase to the date of purchase thereof minus any proceeds of the remarketing and sale of Bonds Tendered or Deemed Tendered for Purchase on deposit in the Purchase Account (as defined in the Indenture) and available for payment of such interest, and (ii) will apply the proceeds of this Bond Purchase Interest Drawing solely to the payment of accrued and unpaid interest on such Bonds Tendered or Deemed Tendered for Purchase. This Bond Purchase Interest Drawing is being made only to pay interest which has accrued on the outstanding principal amount of the Bonds on or prior to the applicable due date for payment of the principal of the Bonds (whether at maturity or upon redemption, acceleration of maturity or otherwise) and is not being made to pay any interest that may accrue on the principal of the Bonds after the applicable due date for payment of such principal. This Bond Purchase Interest Drawing is not being made to pay any resale discount on any Bonds being remarketed by the Remarketing Agent.

     (b) DEMAND IS HEREBY MADE UNDER THE LETTER OF CREDIT FOR $                    .

     (c) The amount specified in paragraph (b) above is $                     which amount does not exceed the amount of interest that has accrued on the outstanding principal amount of Bonds Tendered or Deemed Tendered for Purchase, and with respect to the payment of which the Trustee does not have proceeds of the remarketing and sale of Bonds Tendered or Deemed Tendered for Purchase on deposit in the Purchase Account (as defined in the Indenture).

     (d) The amount specified in paragraph (b) above (i) does not exceed the amount of such portion of the purchase price that is due and payable; (ii) does not exceed the Interest Portion, which is the amount available on the date hereof to be drawn under the Letter of Credit with respect to the payment of interest accrued on or prior to the maturity date of the Bonds on the outstanding principal amount of the Bonds; and (iii) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                      day of                     ,                     .

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT F

CERTIFICATE FOR INCREASE/DECREASE OF INTEREST PORTION

     MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”) hereby certifies to ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Bank has approved an [increase] [decrease] in the [CHECK APPROPRIATE SPACE]

Maximum Rate (as defined in the Indenture).

Number of days of accrued interest covered by the Letter of Credit.

     (b) The Maximum Rate in effect as of the date of this Certificate is    % per annum.

     (c) The number of days of accrued interest covered by the Letter of Credit as of the date of this Certificate is                      days.

     (d)                      days’ interest at the Maximum Rate set forth in paragraph (b) above on $                    , which is the outstanding principal amount of the Bonds as of the date of this Certificate, is $                    .

     (e) Accordingly, effective immediately, the Stated Amount of the Letter of Credit is $                                        , of which Stated Amount $                     represents the Principal Portion and $                     represents the Interest Portion.

     IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate as of the                      day of             ,             .

MANUFACTURERS AND TRADERS TRUST COMPANY

By:

Name:
Title:

APPROVED:

AVALON PHARMACEUTICALS, INC., as Borrower

By:

Name:
Title:

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT G

CERTIFICATE AS TO FINAL PAYMENT

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), and AVALON PHARMACEUTICALS, INC. (the “Borrower”), hereby certify to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture, and the Borrower is the Borrower under the Bond Documents (as defined in the Indenture) and under the Letter of Credit Agreement.

     (b) The principal amount of all of the Bonds has been paid in full in accordance with the provisions of the Indenture (or Available Monies (as defined in the Indenture) on deposit with Trustee sufficient to defease Bonds).

     (c) Accordingly, the Letter of Credit expires on the date of this Certificate and the Trustee is surrendering the Letter of Credit to the Bank herewith for cancellation.

     IN WITNESS WHEREOF, the Trustee and the Borrower have each executed and delivered this Certificate as of                      day of             ,             .

AVALON PHARMACEUTICALS, INC., as Borrower

By:

Name:
Title

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT H

CERTIFICATE AS TO ACCEPTANCE OF SUBSTITUTE CREDIT FACILITY

     ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee (the “Trustee”), and AVALON PHARMACEUTICALS, INC. (the “Borrower”), hereby certify to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”), in connection with the Bank’s Irrevocable Transferable Letter of Credit No. SB-904507-0101 (the “Letter of Credit”) (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture, and the Borrower is the Borrower under the Bond Documents (as defined in the Indenture) and under the Letter of Credit Agreement.

     (b) All conditions precedent to the acceptance of a Substitute Credit Facility (as defined in the Indenture) set forth in Section 5.7(b) of the Indenture have been satisfied.

     (c) As Trustee under the Indenture, on                                         ,             , the Trustee accepted such Substitute Credit Facility.

     (d) Accordingly, the Letter of Credit expires three Business Days after such date.

     (e) Pursuant to the Indenture, the Trustee will deliver the Letter of Credit to the Bank for cancellation by the close of business on the third Business Day after such date.

     IN WITNESS WHEREOF, the Trustee and the Borrower have executed and delivered to this Certificate as of the                      day of                     ,            .

AVALON PHARMACEUTICALS, INC., as Borrower

By:

Name:
Title

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title

Manufacturers and Traders Trust Company
25 South Charles Street
Baltimore, Maryland 21201
Attention: Letter of Credit Department
Irrevocable Transferable Letter of Credit No. SB-904507-0101
Date of Issuance: April 8, 2003

EXHIBIT I

TRANSFER OF RIGHTS TO DRAW UNDER LETTER OF CREDIT

To:	Manufacturers and Traders Trust Company
Attention:
25 S. Charles Street, 15th Floor, Suite 1501
Baltimore, Maryland 21201

Re: Manufacturers and Traders Trust Company, Irrevocable Transferable Letter of Credit No. SB-904507-0101

For value received, the undersigned beneficiary hereby irrevocably transfers to:

(Name of Transferee)

(Address)

all rights (in their entirety) of the undersigned beneficiary to draw under the above Letter of Credit.

     The transferee has succeeded the undersigned as Trustee under the Trust Indenture entered into between MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY and ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee, dated as of April 1, 2003.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee, and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

     The original of the Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse hereof, and forward it directly to the transferee with your customary notice of transfer at which time (and not before) this transfer will become effective.

     Enclosed is payment of the transfer charge in the amount of $                     .

     IN WITNESS WHEREOF, the undersigned beneficiary has executed and delivered this Transfer as of the                      day of                     ,                     .

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title

EXHIBIT B

REQUIRED POST CLOSING DOCUMENTS

1.	Lien releases from each subcontractor, materialman and mechanic for amounts that have been paid to such subcontractor, materialman and mechanic.

2.	Swap Agreement.

3.	Serial numbers or other identifying information for all equipment listed on Exhibit A to the Security Agreement.

4.	Certified copy of the Articles of Incorporation of the Borrower from the State of Delaware.

EXHIBIT C

ARCHITECT CERTIFICATE

EXHIBIT D

CONTRACTOR CERTIFICATE

SCHEDULE A

ANNUAL REDUCTION OF STATED AMOUNT

	REDUCTION	REMAINING PRINCIPAL
DATE	AMOUNT	PORTION
April 1, 2004	$1,200,000	$10,800,000
April 1, 2005	$1,200,000	$9,600,000
April 1, 2006	$1,200,000	$8,400,000
April 1, 2007	$1,200,000	$7,200,000

LETTER OF CREDIT AGREEMENT
SCHEDULE 7.1(z)
REDEMPTIONS

	Authorized	Issued
Series A redeemable convertible preferred stock	6,000,000	5,577,500

Series B redeemable convertible preferred stock	23,000,000	20,126,997

Undesignated preferred stock	2,000,000	—

Series B purchase stock warrants:

GATX Ventures, Inc.		20,000

Array Capital		1,543,795

General Electric Capital Corporation		14,943

General Electric Capital Corporation		10,095

Series A Redeemble Convertible Preferred Stock:

In October 2006, the holders of Series A Preferred Stock have the right to call their shares for redemption based upon the request of at least 60% of the then-outstanding shares of Series A Preferred Stock. The redemption would take place in three equal installments in October 2006, February 2007, and February 2008. The redemption price, subject to certain equitable adjustments and antidilution protections, shall be equal to $2.00 per share, plus all accrued but unpaid dividends. No share of Series A Preferred Stock can be redeemed unless all shares of Series B Preferred Stock are first redeemed.

Series B Redeemble Convertible Preferred Stock:

In October 2006, the holders of the Series B Preferred Stock have the right to call for redemption of their shares based upon the request of at least 60% of the then-outstanding shares of Series B Preferred Stock. The redemption price, subject to certain equitable adjustments and antidilution protections, shall be the greater of $3.5276 per share, plus all accrued but unpaid dividends or 110% of the fair market value of a share of Series B Preferred Stock, as defined.

State of Maryland Requirements:

The company entered into an agreement with a Series A and B preferred stockholder that requires the Company to repurchase any and all of the stockholder’s 125,000 shares of Series A Preferred Stock and 70,870 shares of Series B Preferred Stock, should the Company relocate its principle place of business outside the state of Maryland prior to March 2005 or if the Company or its executives are convicted of a felony. The repurchase price shall be equal to the greater of the fair market value of the shares, as defined, or 110% of the original purchase price.

SCHEDULE 8.2(a)

EXEMPTIONS TO TITLE

LETTER OF CREDIT AGREEMENT
SCHEDULE 8.2(a)
TIME OF COMPLETION

Names and Addresses of Subcontractors With Amounts Outstanding as of 4/7/03
in Connection with Services Rendered or to be Rendered at Project at 20358 Seneca Meadows Parkway, Germantown, MD 20876
of Avalon Pharmaceuticals, Inc.*

Company Name	Address	City	State	Postal Code	First Name	Last Name	Phone
Homewood General Contractors	9710 Monroe Street	Cockeysville	MD	21030	Paul	Mallonee	410-628-8996
Eastern Glass & Glazing, Inc.	1930 E. Baltimore Street	Baltimore	MD	21224	Tom	Healy	410-282-2770
Leonard A. Kraus Co., Inc.	800 Race Road	Baltimore	MD	21221	Mike	Kraus	410-391-8020
Frederick Tile Inc.	305 Pine Avenue	Frederick	MD	21702	Bill	Miles	301-662-4944
Life Science Products	105 Dixon Drive	Chestertown	MD	21620	Mark	Smith	410-778-6474
Highson Company, Inc.	5513 Vine Street	Alexandria	VA	22310	Jim	Doherty	703-971-5200
VWR International, Inc.	3021 Gateway Drive, Suite 280	Irving	TX	75063	Dave	Reid	443-562-3223
Consolidated Stills and Sterilizers	76 Ashford Street	Boston	MA	02134	Kim	Shephard	617-782-6072
Steris Corporation	5960 Heisley Road	Mentor	OH	44060	Ed	Rodick	800-444-9009
Thyssen Krupp Elevator	601 Nursery Road	Linthicum	MD	21090	Jim	Turner	410-636-3232
Helfron Company	4940 Nicholson Court	Kensington	MD	20895	Tom	Sullivan	301-816-2088
The Fireguard Corporation	200 Ritchie Road	Capital Heights	MD	20743	Mark	Frank	301-350-4700
HYDRO Service & Supplies, Inc.	5609 Kraft Drive	Rockville	MD	20852	Joe	Hutchison	301-770-2120
F.B. Harding, Inc.	405 East Gude Drive, Suite 12	Rockville	MD	20850	Art	Lohsea	301-315-0900
ADT Security Services, Inc.	2-8 Metropolitan Court	Gaithersburg	MD	20878	Mike	Tooney	301-212-8803
GDS Equipment Rental, Inc.	4665 Huntingtown Road	Huntingtown	MD	20639	Gary	Sydoor	301-855-1966
Partition Plus, Inc.	P.O. Box 8	Fallston	MD	21047	David	Gross	410-879-6200
AEGIS Applied Films	3135 Medlock Bridge Road	Norcross	GA	30071	Walt	Goode	800-438-8468
ECS, Ltd.	5103 Pegasus Court, Suite K	Frederick	MD	21704	Jeffrey	Castonguay	301-668-4303
Artic Fireproofing, Inc.	7130 Kit Kat Road, Suite B	Elkridge	MD	21075	Rush	Fleshman	410-779-4453
Overhead Door Co. of Washington, DC	6841 Distribution Drive	Beltsville	MD	20705	Randy	Renninger	301-937-1800
The Blind Shop	P.O. Box 7059	Gaithersburg	MD	20898	Jules
Digging & Rigging, Inc.	23924 Frederick Road	Clarksburg	MD	20871	Warren	Sirk	301-972-4470
Customized-Fit, Inc.	4507 Grenoble Court	Rockville	MD	20853	Lindsay	Sikes	301-933-1065
Long Fence	2520 Urbana Pike	Ijamsville	MD	21754	Sheila	Emikovich	301-662-1600

DNAK6715.doc

*Please see General Contractor’s Certificate and Architect’s Certificate relating to amounts outstanding to them as of 4/8/03.

LETTER OF CREDIT AGREEMENT
Schedule 11.1(e)
Borrowing

Indebtedness existing as of Closing Date includes:

•	GE Capital Corporation Line of Credit	$5,000,000

•	GATX Ventures, Inc. Line of Credit	$652,840

The existing indebtedness stated above does not include trade payables, accrued payroll expense or indebtedness relating to Series A or Series B redeemable convertible preferred stock.